Exhibit 10.24

SECOND AMENDED AND RESTATED MASTER LEASE

(CARTER VALIDUS RTS PROPERTIES)

This Second Amended and Restated Master Lease (Carter Validus RTS Properties) (this “Master Lease”) is entered into as of April 20, 2015 (the “Effective Date”) between HCP-RTS, LLC, a Delaware limited liability company and its undersigned wholly-owned subsidiaries (“Landlord”), and each of the undersigned entities identified as “Tenant”, for the real properties and improvements thereon (collectively, the “Facilities”) set forth on Schedule 1, as legally described on Exhibit A, (the “Premises”), each used as a radiation or oncology related medical office building (individually as so utilized, as such utilization may be changed pursuant to Section 7.1(a) and collectively, the “Business”). Certain capitalized terms used in this Master Lease and not otherwise defined in the text hereof are defined in Exhibit E.

RECITALS

A.            On or about March 31, 2010, Theriac Rollup, LLC, a Florida limited liability company and certain of its wholly-owned subsidiaries (collectively, Original Landlord”) entered into a Master Lease dated that date (the “Original Lease”) with Tenant, as guaranteed by 21st Century Oncology, Inc., a Florida corporation (“Guarantor”) pursuant to the Original Lease.

B.            On or about March 31, 2015 (the “First Restated Master Lease Effective Date”), Original Landlord sold the Facilities and the Premises to Landlord, and, on that date Landlord and Tenant entered into that certain Amended and Restated Master Lease (the “First Restated Master Lease”), amending and restating the Original Lease.

C.            On or about the date of the First Restated Master Lease, Guarantor executed that certain Continuing Lease Guaranty in favor of Landlord, evidencing the obligations of Guarantor to guarantee the obligations of Tenant under the First Restated Master Lease (the “Guaranty”)

C.            On or about the date hereof, Landlord has acquired from Original Landlord certain additional Facilities and Premises which were previously included in the Original Lease and which are now included in the description of the Facilities set forth on Schedule 1 attached hereto and the Premises described in Exhibit A attached hereto (collectively, the “Additional Properties”).

D.            This Master Lease is an amendment and restatement of certain rights and obligations under the First Restated Master Lease, and has been executed by Landlord and Tenant in order, among other things, to lease to Landlord the Additional Properties.

E.             This Master Lease has been executed by Guarantor to ratify and affirm its obligations under the Guaranty.

OPERATIVE TERMS

In consideration of the mutual covenants, conditions and agreements set forth herein, Landlord hereby leases the Premises to Tenant for the Term upon the terms and conditions provided below.

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PREAMBLE: RECOGNITION OF MASTER LEASE;

IRREVOCABLE WAIVER OF CERTAIN RIGHTS

Tenant, Guarantor and Landlord each acknowledge and agree that the terms and conditions of this Master Lease constitute a single, indivisible lease of the entire Premises and shall be uniformly applied to the Facilities and the Premises. The “Minimum Rent” (as defined below), “Additional Rent” (as defined below), other amounts payable hereunder and all other provisions contained herein have been negotiated and agreed upon based on the intent to lease the entirety of the Premises as a single and inseparable transaction pursuant to this Master Lease, and such Minimum Rent, Additional Rent, other amounts and other provisions would have been materially different had the parties intended to enter into separate leases for each of the Facilities or Premises.

Tenant and Guarantor each acknowledge and agree that Landlord is entering into this Master Lease as an accommodation to Tenant and Guarantor. Each of the entities comprising Tenant and Guarantor, in order to induce Landlord to enter into this Master Lease, to the extent permitted by law:

A.                                    agrees, acknowledges and is forever estopped from asserting to the contrary that the statements set forth in the first sentence of this Preamble are true, correct and complete;

B.                                    agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a new and de novo lease, which supersedes and replaces in its entirety any existing or prior occupancy lease with respect to the Premises and the Facilities between the Tenant and the Original Landlord or between any of the entities comprising Tenant and any of the entities comprising the Original Landlord that may have existed prior to the date hereof;

C.                                    agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a single lease pursuant to which the collective Premises are demised to the Tenant pursuant to the terms and conditions of this Master Lease;

D.                                    agrees, acknowledges and is forever estopped from asserting to the contrary that if, notwithstanding the provisions of this Section, this Master Lease were to be determined or found to be in any proceeding, action or arbitration under state or federal bankruptcy, insolvency, debtor-relief or other applicable laws to constitute multiple leases demising multiple properties, such multiple leases could not, by the debtor, trustee, or any other party, be selectively or individually assumed, rejected or assigned; and

E.                                     forever knowingly waives and relinquishes any and all rights under or benefits of the provisions of the Federal Bankruptcy Code Section 365 (11 U.S.C. § 365), or any successor or replacement thereof or any analogous state law, to selectively or individually assume, reject or assign the multiple leases comprising this Master Lease following a determination or finding in the nature of that described in the foregoing Section D.

Landlord, as agent for its undersigned wholly-owned subsidiaries (in such capacity, “Agent”), and each such wholly-owned subsidiary, acknowledges that each separate parcel of real property and improvements thereon comprising the Facilities and Premises is

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owned by one of such undersigned wholly-owned subsidiaries. With respect to this Master Lease and exercise of the rights of Landlord and discharge of the duties and obligations of Landlord with respect to the Facilities and Premises owned by Landlord, each of the undersigned wholly-owned subsidiaries of Agent hereby appoints Agent as its agent with power of attorney, coupled with an interest, to collect rents, to exercise all of the other rights of Landlord and to perform and discharge any and all duties and obligations of Landlord under this Master Lease with respect to the Facilities and Premises owned by such undersigned wholly-owned subsidiary of Agent. Each said agency and power of attorney is irrevocable for the term of this Master Lease. Any act of Agent as agent or attorney-in-fact for any one or more of the undersigned wholly-owned subsidiaries of Agent may be relied upon by Tenant as the act of such undersigned wholly-owned subsidiary or subsidiaries.

With respect to this Master Lease and exercise of the rights of Tenant and discharge of the duties and obligations of Tenant with respect to the Facilities and Premises occupied by Tenant, all of the undersigned entities identified as “Tenant” have heretofore or do hereby appoint Guarantor as their agent with power of attorney, coupled with an interest, to pay rent and to exercise all of the other rights of Tenant and to perform and discharge any and all duties and obligations of Tenant under this Master Lease with respect to the Facilities and Premises occupied by such undersigned entity. Any act of Guarantor as agent or attorney-in-fact for any one or more of the undersigned Tenant entities may be relied upon by Landlord as the act of such entity.

1.                                      Term. The “Term” of this Master Lease is the “Initial Term” (as described below) plus all “Renewal Terms” (as described below), and a “Lease Year” is the twelve month period commencing on the First Restated Master Lease Effective Date and the same day in each year thereafter in the Term. The first Lease Year shall commence on the First Restated Master Lease Effective Date (also referred to herein as the “Commencement Date”) and end on the same month and day in the year 2016. The “Initial Term” commences on the Commencement Date and ends on the same month and day in the year 2028, and may be extended for three (3) separate “Renewal Terms” of Five (5) years each if: (a) at least twelve (12), but not more than fifteen (15) months prior to the end of the then current Term, Tenant delivers to Landlord a “Renewal Notice” that it desires to exercise its right to extend this Master Lease for one (1) Renewal Term; and (b) there is no Event of Default on the date Landlord receives the Renewal Notice (the “Exercise Date”) or on the last day of the then current Term. Notwithstanding the foregoing, with respect to any portion of the Premises located in the State of California, in no event shall the Term of this Master Lease exceed thirty-four (34) years and three hundred sixty-four (364) days.

2.                                      Rent. During the Term, Tenant shall pay Landlord “Rent” consisting of “Minimum Rent” (as described below) plus “Additional Rent” (as described below) determined as provided in this Section 2; provided, the Rent for any Lease Year shall not be less than one hundred percent (100%) of the Rent for the previous Lease Year. The Rent for any month that begins or ends on other than the first or last day of a calendar month shall be prorated based on actual days elapsed.

2.1                               Initial Term Rent. During the Initial Term, “Minimum Rent” is $9,377,292 annually, payable in advance in twelve (12) equal monthly installments (provided

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that the initial monthly installment payable on the First Restated Master Lease Effective Date has been adjusted to prorate rent attributable to the Additional Properties for the partial month in which those properties are included in this Master Lease). Commencing with the second (2nd) Lease Year and continuing thereafter during the Term (excluding the first Lease Year of any Renewal Term), Tenant agrees to pay “Additional Rent” to Landlord monthly in advance together with the payment of Minimum Rent. Subject to the limitation below, such Additional Rent (which shall be expressed as an annual amount but shall be payable in equal monthly installments) shall be equal to the sum of (A) the Additional Rent (if any) payable during the immediately preceding Lease Year and (B) the product of (i) the Minimum Rent and Additional Rent due for the immediately preceding Lease Year and (ii) the fractional increase, if any, in the “CPI” (as herein defined) from the first day of the immediately preceding Lease Year to the last day of the immediately preceding Lease Year. Tenant shall pay the Additional Rent to Landlord for the period of time elapsing between the anniversary date and notice of such increase upon request by Landlord. Thereafter the increase shall be payable equally with the regular Minimum Rent payments. In no event shall a decrease in the CPI result in a decrease in the Minimum Rent and Additional Rent payable under the terms of this Master Lease, and no increase in the Minimum Rent and Additional Rent shall be more than three and one-half percent (3.5%) over the prior year’s Minimum Rent and Additional Rent payable under this Master Lease.

2.2                               Renewal Term Rent. To establish a fair market Minimum Rent for the Premises during the Renewal Terms, the Minimum Rent for the Renewal Terms shall be reset and expressed as an annual amount equal to the greater of: (i) one hundred three percent (103%) of the Minimum Rent due for the immediately preceding Lease Year, or (ii) the Fair Market Rent of the Premises on the Exercise Date as established pursuant to Exhibit C, provided, however, in no event shall the Minimum Rent for the Premises during the first Lease Year of such Renewal Term(s) be greater than one hundred ten percent (110%) of the Minimum Rent and Additional Rent for the immediately preceding Lease Year. The Minimum Rent for the Premises during the third Renewal Term, if any, shall be reset and expressed as an annual amount equal to the Fair Market Rent of the Premises on the Exercise Date. Commencing with the second (2nd) Lease Year of a Renewal Term and continuing each Lease Year of such Renewal Term thereafter, “Additional Rent” shall be calculated as provided in Section 2.1 and as so calculated shall be payable in monthly installments throughout the remainder of such Renewal Term.

2.3                               Payment Terms. All Rent and other payments to Landlord shall be paid by wire transfer or ACH (Automated Clearing House) only. Minimum Rent and Additional Rent shall be paid in advance in equal monthly installments on or before the first (1st) Business Day of each calendar month.

2.4                               Absolute Net Lease. All Rent payments shall be absolutely net to Landlord, free of any and all Taxes, Other Charges, and operating or other expenses of any kind whatsoever, all of which shall be paid by Tenant. Tenant shall continue to perform its obligations under this Master Lease even if Tenant claims that it has been damaged by Landlord or has indebtedness owing from Landlord. Thus, Tenant shall at all times remain obligated under this Master Lease without any right of setoff, counterclaim, abatement, deduction, reduction or defense of any kind. Tenant’s sole right to recover damages against Landlord under this Master Lease shall be to prove such damages in a separate action. Landlord and Tenant agree that unless otherwise expressly set forth in this Master Lease, Tenant shall be solely

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responsible for any and all costs associated with the operation, repair, maintenance and replacements of the Premises, including without limitation, Taxes as set forth below. Except as otherwise provided herein to the contrary, the Rent shall be complete and absolute net rent to Landlord, and during the entire term of this Master Lease, including any Renewal Term, Landlord shall have no cost, obligation, responsibility or liability whatsoever for repairing, maintaining, operating or owning the Premises. The parties acknowledge and agree that Landlord would not enter into this Master Lease if the Rent described in this Master Lease were not completely and absolutely net to Landlord or if Landlord were to incur any liability whatsoever, foreseen or unforeseen, with respect to the Premises or any portion thereof, or Tenant’s exercise of any other of its rights under this Master Lease. Accordingly, except as expressly and specifically provided otherwise herein, Tenant shall pay all expenses, costs, taxes, fees and charges of any nature whatsoever arising in connection with or attributable to the Premises, during the term of this Master Lease or in any manner whatsoever arising as a result of Tenant’s exercise of, or Landlord’s grant of, the rights described in this Master Lease, including, without limitation, all fees of Tenant’s consultants (provided Landlord shall pay its own broker fees incurred with any Lease renewals, if any), intangible personal property taxes, ad valorem real estate taxes, franchise taxes and excise taxes, Tenant’s accounting and attorney’s fees, costs of any financing obtained by Tenant, costs of any leasehold title insurance policy obtained by Tenant, utility charges and insurance premiums. During the term of this Master Lease, Tenant shall pay all rent and all other charges due under this Master Lease without notice or demand and without any deductions, set-offs, counterclaims, abatements, suspensions or defenses of any kind. It is the intention of the parties that the obligations of Tenant shall be separate and independent covenants, that the Rent, and all other charges payable by Tenant shall continue to be payable in all events, unless otherwise expressly provided herein, and that the obligations of Tenant shall continue unaffected unless the requirement to pay or perform the same shall have been terminated or modified pursuant to an express provision of this Master Lease, and Tenant shall have no right to terminate this Master Lease as a result of any breach, default or failure by Landlord hereunder, provided that Tenant may, at its election and upon written notice to Landlord terminate this Master Lease with respect to any Facility if Landlord, with respect to such Facility, materially defaults hereunder in a manner that adversely impairs the Tenant’s business operations or renders the Premises untenantable, and if Landlord fails to cure such default within thirty days after Tenant provides written notice thereof to Landlord or such longer period which is reasonably necessary for Landlord to cure such default. Upon such failure, this Master Lease shall be deemed terminated as to such Facility, and Minimum Rent, Additional Rent and Other Charges due hereunder shall be the product of (x) the amount of the then-current Minimum Rent and Additional Rent, and (y) a fraction, the numerator of which is the amount allocated to such Facility under Exhibit G attached hereto, and the denominator of which is the aggregate amount shown on said Exhibit G for all Facilities. No such adjustment shall have the effect of limiting the obligations of Tenant under this Master Lease for Taxes or, utilities, landlord expenses or Other Charges incurred prior to the date of termination. Tenant shall pay and be responsible to Landlord for all costs, expenses, obligations, liabilities and acts necessary to and for the proper use, operation, maintenance, care and occupancy of the Premises. Except as otherwise expressly provided in this Master Lease, Tenant waives all rights now or in the future conferred by law to quit, terminate or surrender this Master Lease or the Premises or to any abatement, suspension, deferment, or reduction of the Rent, or any other charges and under this Master Lease. In addition, notwithstanding any provision in this Master Lease to the

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contrary, Tenant’s payment obligation to Landlord shall also include all Taxes or any other charges or expenses that accrue after the Effective Date.

3.                                      Late Charges. The late payment of Rent or other amounts due will cause Landlord to lose the use of such money and incur administrative and other expenses not contemplated under this Master Lease. While the exact amount of the foregoing is extremely difficult to ascertain, the parties agree that as a reasonable estimate of fair compensation to Landlord, if any Rent or other amount is not paid within five (5) days after the due date for such payment, then Tenant shall thereafter pay to Landlord on demand a late charge equal to three percent (3%) of such delinquent amounts, and, in addition, if any such amount is not paid within ten (10) days after the due date for such payment, such unpaid amount shall accrue interest from such date at the “Agreed Rate” of five percent (5%) plus the prime rate of interest as published in the Wall Street Journal on the Business Day following such due date.

4.                                      Intentionally Omitted.Taxes and Other Charges. At the end of the Term, all Taxes and Other Charges shall be prorated. If Tenant has prepaid any Taxes or Other Charges for periods extending beyond the end of the Term, and if Tenant is entitled to a credit for such prepaid amounts, then Landlord shall, within forty-five (45) days after the expiration of the Term, reimburse Tenant for such prepaid Taxes and Other Charges, which obligation shall survive the expiration or earlier termination of this Master Lease. Landlord shall promptly forward to Tenant copies of all bills and payment receipts for Taxes or Other Charges received by it. At the end of the Term, Subject to Section 5.1 and Landlord’s obligations to make payments from the Tax Impound as defined therein, Tenant shall pay and discharge (including the filing of all required returns), prior to delinquency or imposition of any fine, penalty, interest or other cost (“Penalty”) the following: (i) “Taxes”, consisting of any property (real and personal) and other taxes and assessments levied or assessed with respect to this Master Lease or any portion of the Premises, including, without limitation, any state or county occupation tax, sales taxes, transaction privilege, franchise taxes, business privilege, rental tax or other excise taxes, and other assessments levied or assessed against the Premises, Tenant’s interest therein or Landlord (with respect to this Master Lease and/or the Premises, but excluding any local, state or federal income tax based upon the net income or excess profits of Landlord, any capital gains tax imposed on Landlord in connection with the sale of all or any portion of the Premises to any Person and any transfer tax or stamps for Landlord’s transfer of any interest in any portion of the Premises to any Person other than Tenant or any of its Affiliates), which shall be borne by Landlord, and (ii) “Other Charges”, consisting of any utilities, insurance, common area maintenance, and other costs and expenses of the Business and operation, possession or use of any portion of the Premises and all other charges, obligations or deposits assessed against any portion of the Premises during the Term. Tenant may pay all or any portion of the Taxes or the Other Charges in permitted installments (together with any interest that accrues on the unpaid balance) when due and before any Penalty. Tenant will furnish to Landlord, promptly after demand therefor, proof of payment of Taxes and Other Charges which are paid by Tenant.Protests. Each party has the right, but not the obligation, in good faith to protest or contest (a “Protest”) in whole or in part (i) the amount or payment of any Taxes or Other Charges and (ii) the existence, amount or validity of any “Lien” (as defined in Section 8.1) by appropriate proceedings sufficient to prevent its collection or other realization and the sale, forfeiture or loss of any portion of the Premises or Rent to satisfy it (so long as, in the case of any Protest or contest by Tenant, Tenant provides Landlord with reasonable security to assure the

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foregoing, which security may take the form of a title indemnity (in a form reasonably acceptable to Landlord and from a national title insurance company reasonably acceptable to Landlord) or payment of the amount claimed due the lien claimant, provided that if as a result of any Protest initiated solely by Landlord, such Taxes, Other Charges or the amount of any Lien increases above the protested amount, such increase shall be borne exclusively by Landlord. Each party shall diligently prosecute any such Protest initiated by it at its sole cost and expense. In connection with any Protest that Tenant is pursuing regarding Taxes, subject to Landlord’s obligation to make payments from the Tax Impound pursuant to Section 5.2, Tenant shall pay the Taxes that are the subject of such Protest before the imposition of any Penalty. In connection with any Protest that Tenant is pursuing regarding any Other Charges or Liens, Tenant shall pay such Other Charges or pay such Liens (or otherwise cause them to be removed) before any part of the Premises or any Rent therefrom or interest therein is in any danger of being sold, forfeited, attached or lost. At Tenant’s sole cost and expense, Landlord will cooperate fully in any Protest that involves an amount assessed against it and, at Tenant’s request, in the case of any Protest in which Tenant is prohibited from solely prosecuting such proceedings by applicable law.

5.2                               Impound. Tenant shall include with each Minimum Rent payment a deposit of one-twelfth (1/12th) of the amount required to discharge the annual amount of real property Taxes secured by a Lien encumbering any portion of the Premises (“Real Property Taxes”) as and when they become due (the “Tax Impound”). The amounts held by Landlord in the Tax Impound shall be applied by Landlord directly to the payment of the Taxes in a timely fashion and prior to the imposition of any Penalty, and, except if resulting from insufficient funds in the Tax Impound, if any Penalty results from Landlord’s failure to timely make any such payment, such Penalty shall be paid by Landlord. The Tax Impound shall be calculated on the basis of the most recent available levy applied to the most recent available assessment of Real Property Taxes. The Tax Impound shall not be held by Landlord in trust or as an agent of Tenant, but rather shall be applied by Landlord to the Taxes. The Tax Impound shall not bear interest unless required by applicable law Any interest earned on the Tax Impound for a given Lease Year shall, at Tenant’s election either (a) be paid to Tenant within thirty (30) days of the end of the Lease Year, or (b) in the case of (i) a Lease Year that is not the final Lease Year, be credited against the amount of Tax Impound due from Tenant to Landlord for the first month (or additional month(s) if such credit exceeds the amount of Tax Impound due for such first month) of the subsequent Lease Year, or in the case of (ii) the final Lease Year, paid to Tenant within thirty (30) days after the expiration of the Term or earlier termination of this Master Lease. If at any time within thirty (30) days prior to the due date the Tax Impound shall be insufficient for the payment of the obligation in full, Tenant shall within ten (10) days after demand deposit the deficiency with Landlord. If the Tax Impound is in excess of the actual obligation, at Tenant’s election any excess funds shall either (x) be paid to Tenant within thirty (30) days after the end of the Lease Year, or (y) in the case of (1) a Lease Year that is not the final Lease Year, be credited against the amount of Tax Impound due from Tenant to Landlord for the first month (or additional month(s) if such credit exceeds the amount of the Tax Impound due for such first month) of the subsequent Lease Year, or in the case of (2) the final Lease Year, paid to Tenant within thirty (30) days after the expiration of the Term or earlier termination of this Master Lease. Tenant shall forward to Landlord or its designee all Tax bills, bond and assessment statements as soon as they are received and receipts for payment of all Taxes required to be paid by Tenant. If Landlord transfers this Master Lease, it shall transfer the Tax Impound, and all

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interest earned thereon, to the transferee, and Landlord shall thereafter have no liability of any kind with respect thereto.

The Tax Impound may at any time be waived by Landlord for any designated period. Any such waiver must be in a writing delivered to Tenant, and, after receipt by Tenant, Tenant shall be obligated to (i) pay all taxes for the designated period directly to the applicable assessing authorities when due and payable, and (ii) deliver to Landlord, promptly upon payment but no later than thirty days before the applicable Taxes become delinquent, a copy of a paid receipt from the assessing authority showing full payment of all Taxes and associated Liens.

6.                                      Insurance. All insurance provided for in this Master Lease shall (i) be maintained under valid and enforceable policies issued by insurers licensed and approved to do business in the state(s) where the applicable Facility or portion of the Premises is located and having general policyholders and financial ratings of not less than “A-” and “X”, respectively, in the then current Best’s Insurance Report, (ii) except for insurance referenced in Section 6 (c), 6(d) and Section 6(e), name Landlord (and, if required, pursuant to the terms of any mortgage encumbering the Premises, or any part hereof, Landlord’s mortgagee) as an additional insured and, for the casualty policy referenced in Section 6(a) as the owner and loss payable beneficiary, (iii) be on an “occurrence” basis, (iv) cover all of Tenant’s operations at the applicable Facility or portion of the Premises, (v) provide that the policy may not be canceled or modified except upon not less than thirty (30) days prior written notice to Landlord and (vi) be primary and provide that any insurance with respect to any portion of the Premises maintained by Landlord is excess and noncontributing with Tenant’s insurance. The parties hereby waive as to each other all rights of subrogation (other than with respect to Worker’s Compensation Coverage described below) which any insurance carrier, or either of them, may have by reason of any provision in any policy issued to them, provided such waiver does not thereby invalidate such policy. Original policies or satisfactory insurer certificates evidencing the existence of the insurance required by this Master Lease and showing the interest of Landlord shall be provided to it prior to the commencement of the Term and, for any policy scheduled to expire, a certificate evidencing a renewal policy not less than five (5) days prior to the expiration date of the policy being renewed. If Landlord is provided with a certificate, it may demand that Tenant provide a complete copy of the related policy within fifteen (15) days. Tenant may satisfy the insurance requirements hereunder through coverage under a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that the coverage afforded Landlord will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Master Lease by reason of the use of such blanket policy of insurance. During the Term, Tenant shall maintain the following insurance and any claims thereunder shall be adjudicated by and at the expense of it or its insurance carrier:

(a)                                 Fire and Extended Coverage with respect to each Facility against loss or damage from all causes under standard “all risk” property insurance coverage with an agreed amount endorsement (such that the insurance carrier has accepted the amount of coverage and has agreed that there will be no co-insurance penalty), without exclusion for fire, terrorism, lightning, windstorm, explosion, smoke damage, vehicle damage, sprinkler leakage, flood, vandalism, malicious mischief or any other risks normally covered under an extended coverage endorsement, in amounts that are not less than the actual replacement value of such Facility and

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all Tenant Personal Property associated therewith (including the cost of compliance with changes in zoning and building codes and other laws and regulations, demolition and debris removal and increased cost of construction). Tenant agrees to carry earthquake coverage with minimum limit of Five Million Dollars ($5,000,000) with sprinkler leakage coverage added as endorsement to cover building and loss of rents for this peril. Additionally, if any Facility contains steam boilers, steam pipes, steam engines, steam turbines or other high pressure vessels, insurance with an agreed amount endorsement (such that the insurance carrier has accepted the amount of coverage and has agreed that there will be no co-insurance penalty), covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Facility, in an amount equal to one hundred percent (100%) of the full replacement cost of the Facility, which policies shall insure against physical damage to and loss of occupancy and use of the Facility arising out of an accident or breakdown covered thereunder.

(b)                                 Commercial General Public Liability Coverage with respect to each Facility (including products liability and broad form contractual liability coverage to insure Tenant’s indemnity obligations under this Master Lease), showing Landlord, Landlord’s asset manager, Landlord’s managing agent for the Facility, and any mortgagees as additional insureds, providing primary coverage against claims for bodily injury, death or property damage occurring on, in or about such Facility, affording the parties protection of not less than Five Million Dollars ($5,000,000) per occurrence and Ten Million Dollars (10,000,000) in the aggregate for any year, together with additional umbrella coverage of not less than Five Million Dollars ($5,000,000);

(c)                                  Professional Liability Coverage with respect to each Facility for damages for injury, death, loss of service or otherwise on account of professional services rendered or which should have been rendered, in a minimum amount of Five Million Dollars ($5,000,000) per occurrence and Ten Million Dollars ($10,000,000) in the aggregate;

(d)                                 Employer Liability Coverage with respect to each Facility covering all employees, agents and contractors of Tenant performing work in, or with respect to the Premises an amount of not less than One Million Dollars ($1,000,000) per accident, One Million Dollars ($1,000,000) for disease, and One Million Dollars ($1,000,000) general aggregate limit;

(e)                                  Automobile Liability Coverage on a primary and non-contributory basis for owned, non-owned and hired automobiles used in the operation of Tenant’s business with limits of not less than One Million Dollars ($1,000,000) for bodily injury and One Million Dollars ($1,000,000) for property damage;

(f)                                   Worker’s Compensation Coverage with respect to each Facility for injuries sustained by Tenant’s employees in the course of their employment and otherwise consistent with all applicable legal requirements, and for each location with limits established under applicable law;

(g)                                 Business Interruption and Extra Expense Coverage with respect to each Facility for loss of rental value for a period not less than twelve (12) months, covering perils consistent with the requirements of Section 6(a) and providing that any covered loss

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thereunder shall be payable to the Landlord as its interests may appear or lender if required in loan covenants, and (A) including either an agreed amount endorsement or a waiver of any coinsurance provisions, so as to prevent Tenant, Landlord and any other insured thereunder from being a co-insurer, or (B) if such insurance contains a coinsurance provision, with a limit greater than or equal to ten (10) times the amount of annual Minimum Rent and Additional Rent then payable under this Master Lease; and

(h)                                 Deductibles/Self-Insured Retentions for the above policies shall be (i) for wind insurance in Tier 1 counties for Name Storms, not greater than five percent (5%) of insured value, subject to a minimum deductible of $250,000; (ii) for earthquake insurance in California, not greater than two percent (2%) of insured value, subject to a minimum deductible of $100,000; (iii) for flood insurance, not greater than $10,000 for damage to property and not greater than $100,000 for business interruption loss; (iv) for workers compensation insurance, not greater than $250,000; and (v) for all other insurance, including without limitation fire and extended coverage insurance, not greater than Twenty Five Thousand Dollars ($25,000.00).

(i)                                    Failure to Procure Insurance. In the event Tenant shall fail to procure such insurance, or to deliver such policies as required pursuant to the terms of this Section 6, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid by Tenant to Landlord within five (5) days after delivery to Tenant of bills therefor. This subsection shall not be deemed to be a waiver of any of Landlord’s rights and remedies, under any other provision of this Master Lease.

7.                                      Use, Regulatory Compliance and Preservation of Business.

7.1                               Permitted Use.

(a)                                 Tenant shall use, operate and occupy each Facility as a radiation or oncology related medical office building and treatment center, and for ancillary services relating thereto, but for no other purpose; provided, however, that Tenant may, with the written approval of Landlord (subject to the succeeding sentence, to be granted or withheld in the exercise of Landlord’s reasonable discretion, not to be unreasonably withheld) change the use of a Facility to a different use so long as Tenant shall continue to use, operate and occupy such Facility for a use in the medical services industry. Landlord, upon the written request of Tenant, shall approve a change in the use of a Facility if the following conditions are met: (i) the proposed change in use is for a use in the medical services industry, (ii) if the proposed use is for a service not ancillary to the principal functions of an oncology related medical office building and treatment center, Tenant has obtained and provided to Landlord appraisals (prepared by an appraiser reasonably acceptable to Landlord) that take into account the proposed change in use and that demonstrate to Landlord’s reasonable satisfaction that the fair market value of such Facility after the change in use will not result in a material reduction of the fair market value of the Facility, and (iii) Tenant has obtained or agrees to obtain prior to such change in use all licenses, certificates, permits and all other approvals required by law in connection with operating the Facility for the proposed new use. Tenant shall operate each Facility and the Business conducted thereon in a manner consistent with all applicable laws.

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(b)                                 Tenant shall continuously and uninterruptedly use, operate and occupy each Facility throughout the Term; provided, however, that (i) Tenant may close down the operations of a Facility in connection with Tenant’s refurbishing, upgrading, or changing the permitted use of such Facility for a commercially reasonable amount of time required to complete such refurbishment, upgrades, or change in use; but in no event shall such period of time exceed two hundred seventy (270) days, and (ii) subject to the Tenant’s restoration obligations contained in this Master Lease, Sections 17 and 18, a Facility may be temporarily closed down to the extent and for the period of time such Facility is untenantable by reason of fire or other casualty or condemnation; and (iii) notwithstanding the vacancy of a Facility, the Facility will be deemed actively occupied and operated in a calendar month if (A) Tenant has delivered to Landlord, at least ninety (90) days prior to such calendar month a written notice stating the time period in which the Facility will be vacant, confirming that the Facility will be operating and open for business at least one (1) business day during such calendar month and including a plan for re-leasing the Facility such that it will be, within a commercially reasonable time, continuously and uninterruptedly used, operated and occupied; (B) the Facility is actually operating and open for business for at least one (1) business day in such calendar month; and (C) the Tenant has timely paid all rent and other amounts due under this Lease.

7.2                               Regulatory Compliance. This Master Lease, and Tenant, each Facility and the other portions of the Premises shall be subject to all CC&R’s and all other matters of record relating to the Premises, as the same may be amended from time to time and Tenant, each Facility and the other portions of the Premises shall comply in all material respects with all of such CC&R’s and other matters, as well as all licensing and other laws and other use or maintenance requirements applicable to the Business conducted thereon and, to the extent applicable, all Medicare, Medicaid and other third-party payor certification requirements, including timely filing properly completed cost and other required reports, timely paying all expenses shown thereon, and ensuring that each Facility, to the extent required in connection with the then permitted use pursuant to Section 7.1(a), continues to be fully certified for participation in Medicare and Medicaid throughout the Term. Tenant shall at all times ensure compliance with the terms of the CC&R’s and such other matters. Further, Tenant shall not commit any act or omission that would in any way violate any certificate of occupancy affecting any Facility. All inspection fees, costs and charges associated with a change of such licensure or certification shall be borne solely by Tenant. In addition, Tenant shall operate each Facility in full compliance with the applicable provisions of the Medicare Anti-Kickback Law, 42 U.S.C. 1320a-7(b), and the Stark Self-Referral Prohibition Act, 42 U.S.C. 1395nn, et. seq., as the same may be modified, supplemented or replaced from time to time, and all regulations promulgated thereunder from time to time.

Tenant represents and warrants that it has reviewed all the CC&R’s and other matters of record and that it has received notice of all the terms therein, including without limitation, (a) the disclosures described in Section 4.5(a) of the Declaration of Covenants, Conditions, Restrictions, Easements and Environmental Restrictions for Campus El Segundo dated as of September 26, 2006; (b) the requirements to maintain a certain stormwater system as set forth in the Master Covenant and Agreement Regarding On-Site BMP Maintenance with respect to the Premises located in El Segundo, California; (c) the requirements for maintenance of plumbing, sewer, electric wiring, telephone cables and other utilities and services, as well as utilities and services located outside the Premises, and the requirement for architectural committee approval, as set

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forth in the Declaration of Covenants, conditions and Restrictions and Grant of Easements for the Rancho Mirage Medical Campus dated as of May 23, 2006

7.3                               Quiet Enjoyment. So long as no Event of Default has occurred and is continuing, Landlord covenants that Tenant may peaceably and quietly have, hold and enjoy the Premises for the Term, free of any claim or other action not caused or created by Tenant, subject to Section 17 or Section 18.

8.                                      Acceptance, Maintenance, Upgrade, Alteration and Environmental.

8.1                               Acceptance “AS IS”; No Liens. Tenant acknowledges that it or an Affiliate has been in possession of and operating the Premises prior to the date of this Master Lease and is presently engaged in operations like the Business conducted at each Facility in the state where such Facility is located and has expertise in such industry and, in deciding to enter into this Master Lease, has not relied on any representations or warranties, express or implied, of any kind from Landlord with respect to the Premises. Tenant has examined the condition of title to and thoroughly investigated the Premises, has selected the Premises to its own specifications, has concluded that, as of the date hereof, no improvements or modifications are required to be made by Landlord in order to conduct the Business thereon, and accepts them on an “AS IS” basis and assumes all responsibility and cost for the correction of any observed or unobserved deficiencies or violations. It is expressly understood and agreed that any inspection by or on behalf of the Landlord of the business conducted at the Premises or of the Premises is for Landlord’s sole and exclusive benefit and is not directly or indirectly for the benefit of, nor should be relied in any manner upon by, Tenant, its subtenants or any other third party. Subject to its right to Protest set forth in Section 5.1, Tenant shall not cause or permit any lien, levy or attachment to be placed or assessed against any portion of the Premises or the operation thereof (a “Lien”) other than “Permitted Exceptions” as described on Exhibit D and any mortgage, lien, encumbrance, or other charge created by or resulting solely from any act or omission of Landlord.

8.2                               Tenant’s Maintenance Obligations. Tenant shall (i) keep and maintain the Premises in good appearance, repair and condition and maintain proper janitorial services, (ii) promptly make all repairs (interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen) necessary to keep each Facility in good and lawful order and condition and in substantial compliance with all applicable requirements and laws relating to the business conducted thereon, including, if applicable certification for participation in Medicare and Medicaid, and (iii) keep and maintain all Landlord and Tenant Personal Property in good condition, ordinary wear and tear, casualty and condemnation excepted, and repair and replace such property consistent with prudent industry practice.

8.3                               Upgrade Expenditures. On or before the date that is thirty (30) days after the expiration of each Lease Year, Tenant shall provide to Landlord documentation and other evidence demonstrating to Landlord’s reasonable satisfaction that Tenant has, during the preceding Lease Year, for all the Facilities in total (and not necessarily individually), expended an amount equal to or exceeding the CapEx Amount, multiplied by the aggregate rentable square footage of the Facilities on the last day of the preceding Lease Year, for Upgrade Expenditures relating to the Premises. As used herein the “CapEx Amount” shall mean an amount equal to

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One Dollar ($1.00) (as adjusted at the end of each Lease Year for increases since the Effective Date in the CPI). “Upgrade Expenditures” means expenditures in commercially reasonable amounts to Persons not affiliated with Tenant for (i) upgrades or improvements to each Facility that (A) are completed in a manner consistent with improvements for similar Class A properties in the immediate vicinity of the applicable Facilities and in compliance with this Master Lease and all applicable laws, regulations and codes, and (B) have the effect of maintaining or improving such Facility, including new or replacement wallpaper, tiles, window coverings, lighting fixtures, painting, upgraded landscaping, carpeting, architectural adornments, common area amenities and the like, including, without limitation, capital improvements or repairs (including repairs or replacements of the roof, structural elements of the walls, parking area or the electrical, plumbing, HVAC or other mechanical or structural systems), and (ii) other improvements to each Facility as reasonably approved by Landlord, which shall include those matters, if any, that Landlord has approved in writing as of the Effective Date based on descriptions and budgets that Tenant has provided prior thereto. If Tenant expends an amount in any Lease Year that exceeds the CapEx Amount for that Lease Year (the “CapEx Surplus”), the CapEx Amount required for the immediately following Lease Year will be reduced by the CapEx Surplus for the preceding Lease Year.

8.4                               Alterations by Tenant. Tenant may alter, improve, exchange, replace, modify or expand (collectively, “Alterations”) the Premises from time to time as it may determine is desirable for the continuing and proper use and maintenance of the Premises; provided, that any Alterations in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) with respect to any individual Facility in any rolling twelve (12) month period shall require Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided further, that any Alterations to the Premises must satisfy the requirements set forth in Sections 4.04 (2) and (3) of Revenue Procedure 2001-28, 2001-19 I.R.B. 1156. All Alterations shall immediately become a part of the Premises and the property of Landlord subject to this Master Lease, and the cost of all Alterations or other purchases, whether undertaken as an on-going licensing, Medicare, Medicaid or other regulatory requirement, or otherwise shall be borne solely by Tenant. All Alterations shall be done in a good and workmanlike manner in compliance in all material respects with all applicable laws and the insurance required under this Master Lease. If an Alteration changes the rentable square footage of a Facility, Tenant shall promptly provide Landlord notice of the same and upon delivery of such notice, Schedule 1 shall be deemed amended to reflect such revised rentable square footage for the applicable Facility.

8.5                               Hazardous Materials. Tenant’s use of the Premises shall comply in all material respects with all Hazardous Materials Laws. If any Environmental Activities occur or are suspected to have occurred in material violation of any Hazardous Materials Laws or if Tenant has received written notice of any Hazardous Materials Claim against any portion of the Premises, Tenant shall promptly remedy any such violation or claim to the reasonable satisfaction of Landlord and in accordance in all material respects with all applicable governmental authorities, as required by Hazardous Materials Laws. Tenant and Landlord shall promptly advise one another in writing upon receiving written notice of (a) any Environmental Activities in material violation of any Hazardous Materials Laws; (b) any Hazardous Materials Claims against Tenant or Landlord in connection with the Premises (or any portion of the Premises); (c) any remedial action taken by Tenant or Landlord in response to any Hazardous

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Materials Claims or any Hazardous Materials on, under or about any portion of the Premises in material violation of any Hazardous Materials Laws; (d) any occurrence or condition on or in the vicinity of any portion of the Premises of which Tenant or Landlord, as applicable, has actual knowledge and that materially increases the risk that any portion of the Premises will be exposed to Hazardous Materials; and (e) all material communications to or from Tenant, any governmental authority or any other Person relating to Hazardous Materials Laws or Hazardous Materials Claims with respect to any portion of the Premises, including copies thereof. Notwithstanding any other provision of this Master Lease, if any Hazardous Materials are discovered on or under any portion of a Facility in violation of any Hazardous Materials Law, the Term shall be automatically extended with respect to such Facility only and this Master Lease shall remain in full force and effect with respect to such Facility only until the earlier to occur of (i) the completion of all remedial action or monitoring, as reasonably approved by Landlord, in accordance with all Hazardous Materials Laws, or (ii) the date specified in a written notice from Landlord to Tenant terminating this Master Lease (which date may be subsequent to the date upon which the Term was to have expired). Landlord shall have the right, at Tenant’s sole cost and expense (including, without limitation, Landlord’s reasonable attorneys’ fees and costs) and with counsel chosen by Landlord, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims.

8.6                               Medical Waste. Tenant shall be responsible for all Medical Waste disposal for each Facility, which disposal shall be provided by a licensed medical waste hauler and shall comply in all material respects with all applicable laws, rules, regulations and orders. If Tenant elects to provide Medical Waste disposal services to the subtenants in a Facility, such services shall be provided in compliance in all material respects with all applicable laws, rules, regulations and orders.

8.7                               Tenant Repairs.

(a)                                 Tenant represents and warrants to Landlord that the “Immediate Repairs”, as defined in the Original Lease have been completed in accordance with the Original Lease and accepted by Original Landlord. Additionally, Tenant hereby agrees that on or before the date that is ninety (90) days after the date of this Master Lease (the “Immediate Repairs Outside Date”), Tenant shall, at its sole cost and expense, complete those repairs and replacements identified as “Immediate Repairs” and further described on Exhibit H attached hereto and incorporated herein by reference. On or before the Immediate Repairs Outside Date, Tenant shall provide Landlord and Landlord’s mortgagee with sufficient documentation reasonably acceptable to Landlord and Landlord’s mortgagee evidencing that the Immediate Repairs have been completed in accordance with the provisions of this Section 8.7. All Immediate Repairs shall be done in a good and workmanlike manner in compliance in all material respects with all applicable laws and the insurance required under this Master Lease.

(b)                                 Tenant represents and warrants to Landlord that the “Short Term Repairs”, as defined in the Original Lease have been completed in accordance with the Original Lease and accepted by Original Landlord. Additionally, Tenant hereby agrees that on or before the date that is twelve (12) months (except to the extent additional time is permitted as set forth on Exhibit H) after the date of this Master Lease (the “Short-Term Repairs Outside Date”), Tenant shall, at its sole cost and expense, complete those repairs and replacements identified as

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“Short-Term Repairs” and further described on Exhibit H attached hereto and incorporated herein by reference. On or before the Short-Term Repairs Outside Date (or, such later date as indicated with respect to those Short-Term Repairs for which additional time is given pursuant to Exhibit H), Tenant shall provide Landlord and Landlord’s mortgagee, with sufficient documentation reasonably acceptable to Landlord’s mortgagee evidencing that the Short-Term Repairs have been completed in accordance with the provisions of this Section 8.7. All Short-Term Repairs shall be done in a good and workmanlike manner in compliance in all material respects with all applicable laws and the insurance required under this Master Lease.

9.                                      Tenant Property.

9.1                               Tenant Property. Tenant may obtain and install all items of furniture, fixtures, trade fixtures, supplies and equipment as Tenant determines are reasonably necessary or reasonably appropriate to operate the Premises (“Tenant Personal Property”). As used herein, “Tenant Intangible Property” means all the following at any time owned by Tenant in connection with its use of any portion of the Premises: Medicare, Medicaid and other accounts and proceeds thereof; rents, profits, income or revenue derived from such operation or use; all documents, chattel paper, instruments, contract rights (including all leases with subtenants and contracts with employees and third parties), deposit accounts, general intangibles and choses in action; refunds of any Taxes or Other Charges; if applicable, licenses and permits necessary or desirable for Tenant’s use of any portion of the Premises, any applicable certificate of need, occupancy or other similar certificate, and the exclusive right to transfer, move or apply for the foregoing and manage the business conducted at any portion of the Premises; and the right to use the names set forth on Schedule 1 and any other trade or other name now or hereafter associated with its operation of the Premises.

9.2                               Schedule of Tenant Property. Upon the execution of this Master Lease by Tenant, Tenant shall deliver to Landlord a schedule, in the form of Exhibit “J”, of all lenders, purchase money equipment financiers, equipment lessors, and other parties who, other than Tenant, have any liens, security interests, ownership interests, or other similar interests in and to any Tenant Personal Property with a value of or exceeding One Hundred Thousand Dollars ($100,000.00) (the “Tenant Property Schedule”). The Tenant Property Schedule shall be in a form reasonably acceptable to Landlord and shall include: (i) the name, address, and other contact information for the agent or lead bank (“Agent Bank”) in connection with Tenant’s senior credit facility, and (ii) a detailed breakdown, by Facility, of each applicable item of Tenant Personal Property, its age, useful economic life, and estimated value, and any lenders, purchase money equipment financiers, equipment lessors, or other parties who have a lien, security interest, ownership interest, or other similar ownership interest in such item and the contact information for any and all such parties. Tenant shall be required to deliver to Landlord an updated Tenant Property Schedule upon the commencement of each Lease Year and in connection with any change or replacement of Agent Bank.

9.3                               Waiver of Landlord’s Lien. Landlord hereby waives any statutory or common law lien that may be granted or deemed to be granted to Landlord in Tenant Personal Property or Tenant Intangible Property. Landlord agrees that, upon the request of any Person that shall be providing senior secured financing to Tenant, or a purchase money equipment financier or equipment lessor of Tenant, Landlord shall, at Tenant’s sole cost and expense,

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negotiate in good faith for the purpose of executing and delivering a commercially reasonable waiver or subordination of Landlord’s statutory lien rights, if any, and a consent and agreement with respect to the respective rights of Landlord and such Person regarding the security interests in, and the timing and removal of, any Tenant Personal Property or Tenant Intangible Property which such Person has a secured interest (the “Collateral”), in form and substance reasonably acceptable to Landlord and such Person, so long as such waiver and agreement (i) provides for the indemnification of Landlord against any claims by Tenant or any Person claiming through Tenant, and against any physical damage caused to the Premises, in connection with the removal of any of the Collateral by such Person, (ii) provides for a reasonable, but limited, time frame for the removal of such Collateral by such Person after the expiration of which same shall be deemed abandoned, and (iii) provides for the per diem payment of Rent due hereunder by such Person for each day following the date of the expiration or termination of this Master Lease that Landlord permits such Person’s Collateral to remain in the Premises.

10.                               Financial, Management and Regulatory Reports. Tenant shall provide Landlord with the reports listed in Exhibit F at the time described therein, and such other information about it or the operations of the Premises and the Business as Landlord may reasonably request from time to time, including such information reasonably requested in connection with a financing of the Premises sought by Landlord. All financial information provided shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be submitted electronically in the form of unrestricted, unlocked “.xls” spreadsheets (or, if restricted or locked, Landlord has been provided with all necessary passwords and access keys required to fully access or extract the subject data therefrom) created using Microsoft Excel (2003 or newer editions). In the event Tenant fails to provide Landlord with the reports listed in Exhibit F within the time periods specified therein, Tenant shall have a grace period of twenty (20) Business Days after receipt of written notice of such failure from Landlord to provide such reports, after which Tenant will be assessed with a $500.00 administrative fee, which administrative fee shall be immediately due and payable to Landlord.

11.                               Representations and Warranties. Each party represents and warrants to the other that: (i) this Master Lease and all other documents executed or to be executed by it in connection herewith have been duly authorized and shall be binding upon it; (ii) it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly authorized and qualified to perform this Master Lease within the state(s) where any portion of the Premises is located; and (iii) neither this Master Lease nor any other document executed or to be executed in connection herewith violates the terms of any other agreement of such party. Additionally, Tenant represents and warrants as follows:

(a)                                 Tenant has not (1) made a general assignment for the benefit of creditors, (2) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (3) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (4) suffered the attachment or other judicial seizure of all or substantially all of its assets, (5) admitted in writing its inability to pay its debts as they come due, or (6) made an offer of settlement, extension or composition to its creditors generally.

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(b)                                 With respect to terrorism:

(i)                                     Tenant is not in violation of any Anti-Terrorism Law;

(ii)                                  Tenant is not, as of the date hereof:

(1)                                 conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person;

(2)                                 dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or

(3)                                 engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in, any Anti-Terrorism Law; and

(iii)                               neither Tenant nor any of its officers, affiliates, directors, shareholders or members, as applicable, is a Prohibited Person; and

(iv)                              neither Tenant or any holder of any direct or indirect equitable, legal or beneficial interest in Tenant is the subject of any Law blocking or prohibiting transactions with such person, including the USA Patriot Act. Without limiting the foregoing, Tenant does not engage in any dealings or transactions, and is not otherwise associated, with any such persons or entities or any forbidden entity, including the governments of Cuba, Iran, North Korea, Myanmar and Syria.

If at any time any of these representations becomes false, then it shall be considered a material default under this Master Lease.

As used herein, “Anti-Terrorism Law” is defined as any law relating to terrorism, anti-terrorism, money-laundering or anti-money laundering activities, including without limitation the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, Executive Order No. 13224, and Title 3 of the USA Patriot Act, and any regulations promulgated under any of them. As used herein “Executive Order No. 13224” is defined as Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism”, as may be amended from time to time. “Prohibited Person” is defined as (i) a person or entity is listed in the Annex to Executive Order No. 13224, or a person or entity owned or controlled by an entity that is listed in the Annex to Executive Order No. 13224; (ii) a person or entity with whom Landlord is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; or (iii) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement website or other official publication of such list. “USA Patriot Act” is defined as the “Uniting and Strengthening America by

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Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001” (Public Law 107-56), as may be amended from time to time.

12.                               Events of Default. The occurrence of any of the following events will constitute an “Event of Default” on the part of Tenant, and there shall be no cure period therefor except as otherwise expressly provided:

(a)                                 Tenant’s failure to pay any Rent when due within two (2) Business Days after receipt of written notice from Landlord of such failure;

(b)                                 Tenant’s failure to pay when due Taxes, any Other Charges or other payments required to be made by Tenant under this Master Lease, which failure continues beyond the earlier of (i) ten (10) days after receipt of written notice from Landlord of such failure, and (ii) the date when any such Taxes, Other Charges or other payments would result, if not paid, in a lien on the Premises or the Facilities;

(c)                                  (i) The suspension or material limitation of any license, or, if applicable, the certification of any portion of the Premises for provider status under Medicare or Medicaid which would have a material adverse affect on the operation of any Facility for the then permitted use pursuant to Section 7.1(a); provided, however, if any such suspension or material limitation is curable by Tenant it shall not constitute an Event of Default if Tenant promptly commences to cure such breach and thereafter diligently pursues such cure to the completion thereof within the lesser of (x) the time period in which the applicable governmental agency has given Tenant to undertake corrective action or (y) one hundred eighty (180) days after the occurrence of any such suspension or material limitation; (ii) the revocation of any license or, if applicable, the certification of any portion of the Premises for provider status under Medicare or Medicaid which would have a material adverse affect on the operation of any Facility for the then permitted use pursuant to Section 7.1(a); (iii) the discontinuance of operations at any Facility, except as may be permitted pursuant to Section 7.1; (iv) the failure to maintain any certificate of need or other similar certificate or license required to operate any Facility for the then permitted use in accordance with the provisions of Section 7.1, which failure would have a material adverse affect on the operation of any Facility; or (v) the use of any material portion of the Premises other than as permitted pursuant to Section 7.1;

(d)                                 A default beyond any applicable cure period by Tenant (i) with respect to any obligation in excess of Five Hundred Thousand Dollars ($500,000.00) under any other lease, agreement or obligation between Tenant and Landlord or any of Landlord’s Affiliates, or (ii) in any payment of principal or interest on any obligations of borrowed money to third parties having an aggregate principal balance of Five Million Dollars ($5,000,000.00) or more in the aggregate, or in the performance of any other provision contained in any instrument under which any such obligation is created or secured (including the breach of any covenant thereunder), (x) if such payment is a payment at maturity or a final payment, or (y) if an effect of such default is to cause, or permit any Person to cause, such obligation to become due prior to its stated maturity;

(e)                                  A default beyond any applicable cure period by any Guarantor under the Guaranty;

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(f)                                   Any material misrepresentation by Tenant under this Master Lease or in any written report, notice or communication made pursuant hereto from Tenant to Landlord with respect to Tenant, any Guarantor, or the Premises;

(g)                                 The failure to perform or comply with the provisions of Sections 6 or 16;

(h)                                 (i) Tenant shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make an assignment of all or substantially all of its property for the benefit of creditors; or (ii) a receiver, trustee or liquidator shall be appointed for Tenant or any Facility if such appointment is not discharged within sixty (60) days after the date of such appointment; (iii) the filing by Tenant of a voluntary petition under any federal bankruptcy or state law to be adjudicated as bankrupt or for any arrangement or other debtor’s relief; or (iv) the involuntary filing of such a petition against Tenant by any other party unless such petition is dismissed within ninety (90) days after filing; or

(i)                                    The failure to perform or comply with any other provision of this Master Lease not requiring the payment of money unless Tenant cures it either (i) within thirty (30) days after receipt of written notice from Landlord of such failure or (ii) if such default cannot with due diligence be so cured because of the nature of the default or delays beyond the control of Tenant and cure after such period will not have a materially adverse effect upon any Facility, then such default shall not constitute an Event of Default if Tenant uses its best efforts to cure such default by promptly commencing and diligently pursuing such cure to the completion thereof and cures it within one hundred eighty (180) days after such notice from Landlord.

13.                               Remedies. Upon the occurrence and during the continuance of an Event of Default, Landlord may exercise all rights and remedies under this Master Lease and the laws of the state(s) where the Premises are located that are available to a lessor of real and personal property in the event of a default by its lessee. Landlord shall have no duty to mitigate damages unless required by applicable law and shall not be responsible or liable for any failure to relet any of the Premises or to collect any rent due upon any such reletting. Tenant shall pay Landlord, immediately upon demand, all expenses incurred by it in obtaining possession and reletting any of the Premises, including reasonable fees, commissions and costs of attorneys, architects, agents and brokers.

13.1                        General. Without limiting the foregoing, Landlord shall have the right (but not the obligation) to do any of the following upon and during the continuance of an Event of Default: (a) sue for the specific performance of any covenant of Tenant as to which it is in breach; (b) enter upon any portion of the Premises, terminate this Master Lease, dispossess Tenant from the Premises, by any available legal process, and/or collect money damages by reason of Tenant’s breach, including the acceleration of (i) all Minimum Rent and Additional Rent which would have accrued after such termination, discounted at an annual rate equal to the then-current U.S. Treasury Note rate for the closest comparable term and taking into account any obligation on behalf of Landlord to mitigate its damages to the extent required by law, and (ii) all obligations and liabilities of Tenant under this Master Lease which survive the termination of the Term; (c) elect to leave this Master Lease in place and sue for Rent and other money damages as the same come due; and (d) (before or after repossession of the Premises pursuant to clause (b) above and whether or not this Master Lease has been terminated) relet any portion of the

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Premises to such tenant(s), for such term(s) (which may be greater or less than the remaining balance of the Term), rent, conditions (which may include concessions or free rent) and uses as it may determine in its sole discretion and collect and receive any rents payable by reason of such reletting.

13.2                        Remedies Cumulative; No Waiver. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. Any notice or cure period provided herein shall run concurrently with any provided by applicable law. No failure of Landlord to insist at any time upon the strict performance of any provision of this Master Lease or to exercise any option, right, power or remedy contained herein shall be construed as a waiver, modification or relinquishment thereof as to any similar or different breach (future or otherwise) by Tenant. Landlord’s receipt of any rent or other sum due hereunder (including any late charge) with knowledge of any breach shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Master Lease shall be effective unless expressed in a writing signed by it.

13.3                        Performance of Tenant’s Obligations. If Tenant at any time shall fail to make any payment or perform any act on its part required to be made or performed under this Master Lease, then Landlord may, without waiving or releasing Tenant from any obligations or default hereunder, make such payment or perform such act for the account and at the expense of Tenant, and enter upon any portion of the Premises for the purpose of taking all such action as may be reasonably necessary. No such entry shall be deemed an eviction of Tenant. All sums so paid by Landlord and all necessary and incidental costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the performance of any such act by it, together with interest at the “Agreed Rate” (as defined above) from the date of the making of such payment or the incurring of such costs and expenses, shall be payable by Tenant to Landlord upon Landlord’s written demand therefor.

13.4                        Limited Remedy Event of Defaults. Notwithstanding anything to the contrary herein contained, or any other provisions of this Master Lease or any other concurrent transaction document, if Landlord is exercising remedies due solely to a “Limited Remedy Event of Default” (as defined below), the aggregate amount Tenant shall be required to pay to Landlord from and after the date of the occurrence of such Limited Remedy Event of Default (the “Occurrence Date”) shall be limited to the sum of (i) (A) 89.9% of the fair market value of the Premises as of the commencement date less (B) the sum of the present value as of the Effective Date (using an annual discount rate equal to Twelve and 95/100 percent (12.95%) of all Minimum Rent and Additional Rent received as of the Occurrence Date, (ii) any amounts of Taxes and Other Charges which are due and payable or have accrued under this Master Lease through the Occurrence Date, and (iii) any amounts of Taxes and Other Charges which are due and payable or have accrued under this Master Lease after the Occurrence Date while or so long as the Tenant remains in possession of the Premises after any Limited Remedy Event of Default that relates to insurance, utilities, repairs, maintenance, environmental maintenance, remediation and compliance and other customary costs and expenses of operating and maintaining the Premises in substantial compliance with the terms of this Master Lease. As used in this Section 13.4, the term “Limited Remedy Event of Default” shall mean an Event of Default occurring

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under clauses (c), (d), (e), (f) or (i) of Section 12, but only to the extent that such Event of Default (a) occurs notwithstanding the good faith efforts of Tenant to avoid the occurrence thereof, and (b) does not otherwise result from the negligence, lack of diligence, misapplication of amounts to which Landlord or another person or entity is entitled hereunder, or intentional act of Tenant.

14.                               Provisions on Termination.

14.1                        Surrender of Possession. On the expiration of the Term or earlier termination or cancellation of this Master Lease (the “Termination Date”), Tenant shall deliver to Landlord or its designee possession of (a) the Premises (or portion thereof if the expiration, termination, or cancellation of this Master Lease is not with respect to the entire Premises) in broom clean condition and in as good a condition as existed at the date of their possession and occupancy pursuant to this Master Lease, except as repaired, replaced, rebuilt, restored, altered or added to as permitted or required by the provisions of this Master Lease, ordinary wear and tear, casualty and condemnation excepted, (b) all subtenant leases and security deposits, all documentation related to the subtenants (including financials and past correspondence) and copies of all Tenant’s books and records relating solely to the Premises, and (c) plans, specifications, drawings or similar materials in connection with the applicable Facility or Facilities.

14.2                        Removal of Tenant Personal Property. Tenant may remove from the Premises in a workmanlike manner all Tenant Personal Property, leaving the Premises in good and presentable condition and appearance, including repair of any damage caused by such removal. Title to any Tenant Personal Property which is not removed by Tenant as permitted above upon the expiration of the Term shall, at Landlord’s election, vest in Landlord; provided, however, that Landlord may remove and store or dispose at Tenant’s expense any or all of such Tenant Personal Property which is not so removed by Tenant without obligation or accounting to Tenant.

14.3                        Holding Over. If Tenant shall for any reason remain in possession of any portion of the Premises after the Termination Date, such possession shall be a month-to-month tenancy during which time Tenant shall pay as rental on the first (1st) Business Day of each month one and one-half (1-1/2) times the total of the monthly Minimum Rent payable with respect to the last Lease Year plus Additional Rent allocable to the month, all additional charges accruing during the month and all other sums, if any, payable by Tenant pursuant to this Master Lease. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the Termination Date, nor shall anything contained herein be deemed to limit Landlord’s remedies.

14.4                        Survival. All covenants, indemnities and other obligations of Tenant under this Master Lease which arise on or prior to the Termination Date or which specifically survive the expiration or termination by their own terms shall survive the Termination Date.

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15.                               Certain Landlord Rights.

15.1                        Entry and Examination of Records. Landlord and its representatives may enter any portion of the Premises at any reasonable time upon not less than twenty-four (24) hours written notice to Tenant (which notice may be transmitted in the form of electronic mail or other similar electronic means) to inspect the Premises for compliance with this Master Lease, to exhibit the Premises for sale, lease or mortgaging, or for any other reasonable purpose; provided that no such notice shall be required in the event of an emergency, upon and during the continuance of an Event of Default or to post notices of non-responsibility under any mechanic’s or materialmen’s lien law. No such entry shall unreasonably interfere with Tenant or any subtenants in a Facility or the business operated thereon. During normal business hours (and upon reasonable notice), Tenant will permit Landlord and its representatives (coordinated through Landlord) to examine and make abstracts from any of Tenant’s books and records (other than materials protected by the attorney-client privilege and materials which such person may not disclose without violation of a confidentiality obligation binding upon it); provided that, so long as no Event of Default has occurred and is continuing, Landlord shall not be entitled to exercise the foregoing rights more than once, in the aggregate, in any calendar year.

15.2                        Grant Liens. Subject to Section 7.3, without the consent of Tenant, Landlord may from time to time, directly or indirectly, create or otherwise cause to exist any Lien, title retention agreement or other encumbrance upon the Premises, or any portion thereof or interest therein (including this Master Lease), whether to secure any borrowing or other means of financing or refinancing or otherwise. Tenant’s rights under this Master Lease are subordinate to any underlying Leases, easements, licenses, or deeds of trust, mortgages or other security interest now or hereafter affecting the Premises. To the fullest extent allowed by applicable law, the foregoing subordination is self-operative and no further instrument of subordination is required; provided, however, Tenant hereby agrees to execute, at the Landlord’s request, any customary and reasonable instrument which the Landlord or any lender may deem necessary or desirable to effect the subordination of this Master Lease to any such mortgage. Attached to this Master Lease as Exhibit “I” is a form of the Subordination, Non-Disturbance and Attornment Agreement that the parties agree is reasonable and customary. At Landlord’s request, Tenant will, without charge, execute, acknowledge and deliver to Landlord the Subordination, Non-Disturbance and Attornment Agreement attached to this Master Lease as Exhibit “I” (or such other form which is customary and reasonable, as determined by Landlord, in its reasonable discretion) within ten (10) business days after Tenant’s receipt of the applicable form. Notwithstanding the foregoing, Landlord’s lender may unilaterally elect to subordinate its mortgages and liens to this Master Lease. In no event will the Tenant be required to guarantee or be obligated on such mortgage or lien.

15.3                        Estoppel Certificates. At any time upon not less than ten (10) days prior written request by Landlord to Tenant, the Tenant, and each subtenant or assignee of Tenant, shall have an authorized representative execute, acknowledge and deliver to Landlord or its designee a written statement certifying (a) that this Master Lease, together with any specified modifications, is in full force and effect, (b) the dates to which Rent and additional charges have been paid, (c) the dates of commencement and expiration of the Term, (d) that no default currently exists on the part of the Tenant (or, as applicable, such subtenant or assignee), and to the Tenant’s (or if applicable, such subtenant’s or assignee’s) actual knowledge, on the part of the Landlord or specifying any such default, and (e) as to such other matters as the Landlord may reasonably request. Tenant will be in default under this Master Lease if Tenant or any such

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subtenant or assignee fails to deliver any such statement within ten (10) Business Days after Landlord’s written request therefor.

15.4                        Conveyance Release. If Landlord or any successor owner shall transfer any portion of the Premises in accordance with this Master Lease, they shall thereupon be released from all future liabilities and obligations hereunder arising or accruing from and after the date of such conveyance or other transfer, which instead shall thereupon be binding upon the new owner.

16.                               Assignment and Subletting.

16.1                        No Assignment or Subletting. Without the prior written consent of Landlord, which may be withheld or conditioned at its sole discretion, this Master Lease shall not, nor shall any interest of Tenant herein, be assigned or encumbered by operation of law, nor shall Tenant voluntarily or involuntarily assign, mortgage, encumber or hypothecate any interest in this Master Lease or sublet any portion of the Premises. Any foregoing acts without such consent shall be void and shall, at Landlord’s sole option, constitute an Event of Default giving rise to Landlord’s right, among other things, to terminate this Master Lease. An assignment of this Master Lease by Tenant shall be deemed to include: (a) entering into a management or similar agreement relating to the operation or control of any portion of the Premises with a Person that is not an Affiliate of Tenant; or (b) any change (voluntary or involuntary, by operation of law or otherwise, including the transfer, assignment, sale, hypothecation or other disposition of any equity interest in Tenant) in the Person that ultimately exerts effective Control over the management of the affairs of Tenant or Guarantor as of the date hereof; provided that an initial public offering of Tenant or Guarantor shall not be deemed to be an assignment of the Master Lease so long as thereafter less than twenty five percent (25%) of the voting stock of Tenant or Guarantor, as applicable, is held by any Person or related group that did not have such ownership before the initial public offering.

16.2                        Permitted Assignments and Sublets.Notwithstanding Section 16.1 above, Tenant may, without Landlord’s prior written consent, assign this Master Lease or sublet the Premises or any portion thereof to an Affiliate of Tenant or Guarantor, if all of the following are first satisfied: (i) such Affiliate or other party fully assumes Tenant’s obligations hereunder; (ii) Tenant remains fully liable hereunder and any Guarantor remains fully liable under its guaranty; (iii) the use of the applicable portion of the Premises shall comply with Section 7.1, above; (iv) Landlord shall be provided the proposed form and content of all documents for such assignment or sublease on or before the date that is twenty (20) days prior to such assignment or sublease, and (v) Landlord shall be provided executed copies of all such documents within fifteen (15) Business Days after such assignment or sublease.

(b)                                 Notwithstanding Section 16.1 above, Tenant may, without Landlord’s prior written consent, assign this Master Lease or sublet the Premises or any portion thereof and may otherwise take action resulting in a change of Control of Tenant or Guarantor if the consolidated net worth of the successor Tenant (in the case of an assignment) or Tenant (in the case of a change of Control of Tenant), as applicable (such entity “Resulting Tenant”) or, successor Guarantor (in the case of an assignment) or Guarantor (in the case of a change of Control of Guarantor), as applicable (such entity, “Resulting Guarantor”) immediately after the

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effectiveness of the assignment or change of Control is equal to or greater than Three Hundred Million Dollars ($300,000,000.00) (such assignment or change of Control, a “Strong Tenant/Guarantor Transfer”), and each of the following conditions is met: (i) Resulting Tenant and/or Resulting Guarantor, or the officers, directors or managers thereof or of the Person that controls Resulting Tenant or Resulting Guarantor, as applicable, has sufficient operating experience and history with respect to the Business of the Facilities as had Tenant or Guarantor, as applicable (or the officers, directors or managers thereof or of the Person that controls Tenant or Guarantor) immediately prior to the Strong Tenant/Guarantor Transfer, or has retained a management company with such expertise to manage the Facilities; (ii) the entities whose financials are consolidated to satisfy the above consolidated net worth requirement are all jointly and severally liable for the obligations of Tenant hereunder, (iii) after a Strong Tenant/Guarantor Transfer, the Resulting Tenant and/or Resulting Guarantor, if different than the Tenant or Guarantor immediately prior to such Strong Tenant/Guarantor Transfer, shall assume all of the obligations of Tenant under the Lease and Guarantor under the Guaranty accruing subsequent to the effective date of such Strong Tenant/Guarantor Transfer by a written instrument in form and substance reasonably satisfactory to Landlord (the “Lease/Guaranty Assumption”); and (iv) no Event of Default shall have occurred and be continuing hereunder. A Person shall be deemed to have “sufficient operating experience and history” if, immediately prior to the Strong Tenant/Guarantor Transfer, such Person (together with its Affiliates and/or officers, directors and managers) (x) operated or managed (whether directly or through its operating subsidiary(ies)) at least twelve (12) facilities engaged in the Business of the Facilities (or the number of such facilities operated and/or managed by Guarantor, whichever is less) and (y) has been in the business of operating or managing such facilities for at least three (3) years (or for such period as Guarantor has been in such business, whichever is less). Upon delivery of the Lease/Guaranty Assumption, and upon Landlord’s confirmation in its reasonable discretion that the above consolidated net worth requirement is satisfied, Landlord shall release Tenant from any liability under the Lease and Guarantor from any liability under the Guaranty first accruing from and after the effective date of such Strong Tenant/Guarantor Transfer.

(c)                                  Notwithstanding Section 16.1 above, Tenant may, without Landlord’s prior written consent, sublet portions of a Facility in the ordinary course of Tenant’s business to subtenants of such Facility for customary uses ancillary to Tenant’s permitted use including, pharmacy, physical therapy and sundry providers.

(d)                                 Notwithstanding Section 16.1 above and subject to Tenant’s obligations pursuant to Section 9.2, Tenant shall have the right from time to time during the Term hereof and without Landlord’s further approval, written or otherwise, to grant and assign a security interest in Tenant’s interest in all Tenant Personal Property or other property of Tenant that is not a part of the Premises or the Facilities to Tenant’s lenders. In addition, Tenant may grant and assign a mortgage or other security interest in Tenant’s interest in this Master Lease to Tenant’s lenders in connection with Tenant’s financing of Tenant’s interest in this Master Lease provided that: (i) Tenant pays all reasonable costs, expenses and charges of Landlord incident to the granting of any such mortgage or other security interest, including Landlord’s reasonable attorneys’ fees and expenses, (ii) Landlord has approved, in its reasonable discretion, the form of leasehold mortgage pursuant to which Tenant is granting a leasehold mortgage or other security interest in this Master Lease, and (iii) Tenant’s lender has agreed that upon its succession to any of the rights of Tenant hereunder, the lender will comply with all the terms of this Master Lease.

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(e)                                  Tenant hereby acknowledges that an assignment, subleasing or other transfer of the Premises or a portion thereof under this Section 16 will cause Landlord to incur administrative and other expenses not contemplated under this Master Lease. Accordingly, prior to or concurrently with an assignment, sublease or other transfer of the Premises or a portion thereof pursuant to Section 16.1 or Section 16.2, Tenant shall reimburse Landlord for any and all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees not to exceed $3,000 per transaction) incurred by Landlord in connection with such assignment, sublease, or other similar transfer.

(f)                                   In no event shall Tenant sublet any portion of the Premises on any basis such that the rental to be paid by the sublessee would be based, in whole or in part, on either the income or profits derived by the business activities of the sublessee, or any other formula, such that any portion of the sublease rental received by Landlord would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the U.S. Internal Revenue Code, or any similar or successor provision thereto.

(g)                                 Except as expressly set forth in the foregoing Section 16.2(b), no assignment or sublease shall operate to release Tenant assignor of any of its obligations under this Master Lease with respect to which such Tenant assignor shall remain personally liable.

(h)                                 Tenant shall provide at least fifteen (15) days prior written notice to Lender of any rights granted by Tenant pursuant to this Section 16 and shall ensure that any successor to the rights of Tenant hereunder will remain in full compliance with the terms of this Master Lease.

17.                               Damage by Fire or Other Casualty. Tenant shall promptly notify Landlord of any material damage or destruction of any portion of the Premises and diligently repair or reconstruct such portion of the Premises in a good and workman like manner to a like or better condition than existed prior to such damage or destruction in accordance with Section 8.4. So long as no Event of Default exists, any award of insurance proceeds up to and including One Hundred Thousand Dollars ($100,000) shall be paid directly to Tenant. In the event that any award of net insurance proceeds payable with respect to the casualty are in excess of One Hundred Thousand Dollars ($100,000), such insurance proceeds (i) shall be paid directly to Landlord, and (ii) if no Event of Default exists, shall be made available to Tenant for the repair or reconstruction of the applicable portion of the Premises subject to the following disbursement requirements:

(a)                                 prior to commencement of restoration, the architects, contracts, contractors, plans and specifications, payment and performance bond from the general contractor for the work and a budget for the restoration shall have been approved by Landlord, which approval shall not be unreasonably withheld, delayed, or conditioned;

(b)                                 Tenant shall possess such additional funds which Landlord reasonably determines are needed to pay all costs of the repair or restoration and such Tenant funds shall be made available by Tenant as required to pay for the costs of the restoration;

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(c)                                  at the time of any disbursement, except as permitted pursuant to Section 5.1, no mechanics’ or materialmen’s liens shall have been filed against any of the Premises and remain undischarged;

(d)                                 disbursements shall be made from time to time (within reasonable time frames to perform and complete the restoration, but not more frequently than monthly) in an amount not exceeding the cost of the restoration completed since the last disbursement, upon receipt of (i) satisfactory evidence, including architects’ certificates, of the stage of completion, the estimated total cost of completion and performance of the restoration to date in a good and workmanlike manner in accordance with all material respects with the contracts, plans and specifications, (ii) waivers of liens, and (iii) contractors’ and subcontractors’ sworn statements as to completed work and the cost thereof for which payment is requested; and

(e)                                  each request for disbursement shall be accompanied by a certificate of Tenant, signed by an officer of Tenant, describing the restoration for which payment is requested, stating the cost incurred in connection therewith, stating that Tenant has not previously received payment for such restoration and, upon completion of the restoration, also stating that the restoration has been fully completed and complies with the applicable requirements of this Master Lease.

If such proceeds are insufficient, Tenant shall provide the required additional funds; if such proceeds are more than sufficient, the surplus shall belong and be paid to Tenant upon completion of the restoration in accordance with the requirements of this Master Lease. Tenant shall not have any right under this Master Lease, and hereby waives all rights under applicable law, to abate, reduce or offset rent by reason of any damage or destruction of any portion of the Premises of any amount by reason of an insured or uninsured casualty.

If at any time during the last two (2) years of the Term, fire or other casualty shall render the whole or any portion of a Facility untenable and such Facility (or any portion thereof) cannot reasonably be expected to be repaired within two hundred seventy (270) days from the date of such event, then Tenant, by notice in writing to Landlord within ninety (90) days from the date of such damage or destruction, may terminate this Master Lease with respect to such Facility effective upon a date within thirty (30) days from the date of such notice in which event (i) the insurance proceeds payable with respect to the casualty to such Facility (except to the extent related to Tenant Personal Property) shall be paid to Landlord, and (ii) this Master Lease shall be deemed terminated as to such Facility and Minimum Rent and Additional Rent due hereunder shall be reduced by the product of (x) the amount of the then-current Minimum Rent and Additional Rent, and (y) a fraction, the numerator of which is the amount allocated to such Facility under Exhibit G attached hereto, and the denominator of which is the aggregate amount shown on said Exhibit G for all Facilities. No such adjustment shall have the effect of limiting the obligations of Tenant under this Master Lease for Taxes or, utilities, landlord expenses or Other Charges. incurred prior to the date of termination.

18.                               Condemnation. Except as provided to the contrary in this Section 18, this Master Lease shall not terminate and shall remain in full force and effect in the event of a taking or condemnation of the Premises, or any portion thereof, and Tenant hereby waives all rights under applicable law to abate, reduce or offset Rent by reason of such taking. If during the Term

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all or substantially all (a “Complete Taking”) or a smaller portion (a “Partial Taking”) of any Facility is taken or condemned by any competent public or quasi-public authority, then (a) in the case of a Complete Taking, Tenant may at its election made within thirty (30) days after the effective date of such Taking, terminate this Master Lease with respect to such Facility and the current Rent shall be equitably abated as of the effective date of such termination, or (b) in the case of a Partial Taking, the Rent shall be abated to the same extent as the resulting diminution in Fair Market Value of the applicable portion of the Premises. The resulting diminution in Fair Market Value on the effective date of a Partial Taking shall be as established pursuant to Exhibit C. In the event this Master Lease is terminated as to any Facility under this Section 18, then the Minimum Rent and Additional Rent due hereunder shall be reduced by the product of (x) the amount of the then-current Minimum Rent and Additional Rent, and (y) a fraction, the numerator of which is the amount allocated to such Facility under Exhibit G attached hereto, and the denominator of which is the aggregate amount shown on said Exhibit G for all Facilities. No such adjustment shall have the effect of limiting the obligations of Tenant under this Master Lease for Taxes or, utilities, landlord expenses or Other Charges. incurred prior to the date of termination. Landlord alone shall be entitled to receive and retain any award for a taking or condemnation other than a temporary taking; provided, however. Tenant shall be entitled to submit its own claim in the event of any such taking or condemnation with respect to the value of (u) Tenant’s leasehold interest in any portion of the Premises, (v) the relocation costs incurred by Tenant as a result thereof, (w) Tenant Personal Property, (x) other tangible property, (y) moving expenses, and/or (z) loss of business, if available. In the event of a temporary taking of less than all or substantially all of the Premises, Tenant shall be entitled to receive and retain any and all awards for the temporary taking and the Minimum Rent and Additional Rent due under this Master Lease shall be not be abated during the period of such temporary taking.

19.                               Indemnification. Tenant agrees to protect, indemnify, defend and save harmless Landlord, its directors, officers, shareholders, agents and employees (each an “Indemnitee”) from and against any and all foreseeable or unforeseeable liability, expense, loss, cost, deficiency, fine, penalty or damage (including punitive but excluding consequential damages) of any kind or nature, including reasonable attorneys’ fees, from any suits, claims or demands, on account of any matter or thing, action or failure to act arising out of or in connection with (unless caused by an Indemnitee) this Master Lease, the Premises or the operations of Tenant on any portion of the Premises, including (a) the breach by Tenant of any of its representations, warranties, covenants or other obligations hereunder, (b) any Protest, and (c) all known and unknown Environmental Activities on any portion of the Premises, Hazardous Materials Claims or violations by Tenant of a Hazardous Materials Law with respect to any portion of the Premises, except to the extent such Environmental Activities, Hazardous Materials Claims or violations arise out of any negligent or willful act or omission of Landlord or its affiliates, employees or agents. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Landlord believes is covered by this indemnity, it shall promptly give Tenant written notice of such matter. If Landlord does not elect to defend the matter with its own counsel at Tenant’s expense, Tenant shall then defend Landlord at Tenant’s expense (including Landlord’s reasonable attorneys’ fees and costs) with legal counsel reasonably satisfactory to Landlord and Tenant’s insurer. The obligations of Tenant under this Section 19 shall survive any termination, expiration, or rejection in bankruptcy of this Master Lease, but only with respect to matters that arose, occurred, or existed prior to such termination, expiration, or rejection.

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20.                               Disputes. If any party brings any action to interpret or enforce this Master Lease, or for damages for any alleged breach, the prevailing party shall be entitled to reasonable attorneys’ fees and costs as awarded by the court in addition to all other recovery, damages and costs. EACH PARTY HEREBY WAIVES ANY RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER IN CONNECTION WITH ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS MASTER LEASE, INCLUDING RELATIONSHIP OF THE PARTIES, TENANT’S USE AND OCCUPANCY OF ANY PORTION OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE RELATING TO THE FOREGOING OR THE ENFORCEMENT OF ANY REMEDY.

21.                               Notices. All notices and demands, certificates, requests, consents, approvals and other similar instruments under this Master Lease shall be in writing and sent by personal delivery, U.S. certified or registered mail (return receipt requested, postage prepaid) or FedEx or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:

If to any Tenant, each of which has appointed 21st Century Oncology, Inc. as agent/attorney- in-fact:	If to Landlord:

21st Century Oncology, Inc.	HCP-RTS, LLC
2234 Colonial Blvd.	4890 W. Kennedy Boulevard,
Fort Myers, Fl 33907	Suite 650
Attn: Richard Lewis	Tampa, Fl 33609
Attn: Lisa Drummond

With a copy to:	With a copy to:

Kirkland & Ellis, LLP	Carlton Fields Jorden Burt, P.A.
300 North LaSalle	4221 Boy Scout Blvd., Suite 1000
Chicago, Illinois 60654	Tampa, Florida 33607
Attn: John G. Caruso	Attn: Edgel C. Lester
Facsimile: (312) 862-2200	Facsimile: (813) 229-4133

A party may designate a different address by notice as provided above. Any notice or other instrument so delivered (whether accepted or refused) shall be deemed to have been given and received on the date of delivery established by U.S. Post Office return receipt or the carrier’s proof of delivery or, if not so delivered, upon its receipt. Delivery to any officer, general partner or principal of a party shall be deemed delivery to such party. Notice to any one co-Tenant shall be deemed notice to all co-Tenants.

22.                               Miscellaneous. Since each party has been represented by counsel and this Master Lease has been freely and fairly negotiated, all provisions shall be interpreted according to their fair meaning and shall not be strictly construed against any party. While nothing contained in

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this Master Lease should be deemed or construed to constitute an extension of credit by Landlord to Tenant, if a portion of any payment made to Landlord is deemed to violate any applicable laws regarding usury, such portion shall be held by Landlord to pay the future obligations of Tenant as such obligations arise and if Tenant discharges and performs all obligations hereunder, such funds will be reimbursed (without interest) to Tenant on the Termination Date. If any part of this Master Lease shall be determined to be invalid or unenforceable, the remainder shall nevertheless continue in full force and effect. Time is of the essence, and whenever action must be taken (including the giving of notice or the delivery of documents) hereunder during a certain period of time or by a particular date that ends or occurs on a Saturday, Sunday or federal holiday, then such period or date shall be extended until the immediately following Business Day. Whenever the words “including”, “include” or “includes” are used in this Master Lease, they shall be interpreted in a non-exclusive manner as though the words “without limitation” immediately followed. Whenever the words day or days are used in this Master Lease, they shall mean “calendar day” or “calendar days” unless expressly provided to the contrary. The titles and headings in this Master Lease are for convenience of reference only and shall not in any way affect the meaning or construction of any provision. Unless otherwise expressly provided, references to any “Section” mean a section of this Master Lease (including all subsections), to any “Exhibit” or “Schedule” mean an exhibit or schedule attached hereto or to “Medicare” or “Medicaid” mean such programs and shall include any successor program. If more than one Person is Tenant hereunder, their liability and obligations hereunder shall be joint and several. Promptly upon the request of either party and at its expense, the parties shall prepare, enter into and record a suitable short form memorandum of this Master Lease. This Master Lease (a) contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior or contemporaneous verbal or written agreements or understandings, (b) may be executed in one or more facsimile or electronic counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document, (c) may only be amended by a writing executed by the parties, (d) shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties, (e) shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the conflict of laws rules thereof, provided that the law of the State in which each Facility is located (each a “Situs State”) shall govern procedures for enforcing, in the respective Situs State, provisional and other remedies directly related to such Facility and related personal property as may be required pursuant to the law of such Situs State, including without limitation the appointment of a receiver; and, further provided that the law of the Situs State also applies to the extent, but only to the extent, necessary to create, perfect and foreclose the security interests and liens created under this Master Lease, and (f) incorporates by this reference any Exhibits and Schedules attached hereto.

23.                               Right of First Refusal.

(a)                                 During the Term and subject to the terms and conditions and except as otherwise expressly provided in this Section 23. Tenant shall have a right of first refusal to purchase all of the Subject Facilities (as defined below) that are the subject of a Third Party Offer (as defined below).

Within five (5) Business Days after Landlord’s decision to accept a Third Party Offer (or its acceptance of such offer subject to the right of first refusal granted herein) Landlord shall deliver

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to Tenant a written notice (the “Offer Notice”) (i) stating that Landlord is prepared to accept (or has already accepted subject to the right of first refusal granted herein) the applicable Third Party Offer, (ii) identifying the Subject Facilities, and (iii) describing the material terms and conditions (including purchase price and earnest money deposit) under which the third party proposes to purchase the Subject Facilities.

(b)                                 As used herein, the following terms shall have the following meanings:

(1)                                 “Third Party Offer” shall mean a written offer, proposal, letter of intent or similar instrument setting forth the material terms and conditions under which a third party which is not an Affiliate of Landlord proposes to enter into a purchase of all or a portion of the Premises.

(2)                                 “Subject Facilities” shall mean that portion of the Premises (or those Facilities) that are the subject of the purchase proposal contained in the Third Party Offer.

(c)                                  Tenant shall have fifteen (15) Business Days from its receipt of an Offer Notice to elect to purchase the Subject Facilities by delivery of written notice of such election to Landlord (the “Purchase Notice”). For the avoidance of doubt, Tenant may only elect to purchase all of the Subject Facilities and may not elect to purchase some but not all of the Subject Facilities.

(d)                                 Landlord and Tenant shall have a period of thirty (30) days from Landlord’s receipt of the Purchase Notice (the “Purchase Agreement Period”) to negotiate in good faith a purchase and sale agreement and related documentation necessary to complete the disposition of the Subject Facilities (the “Purchase Documentation”). The Purchase Documentation shall contain the purchase price, earnest money deposit, and other material terms and conditions contained in the Third Party Offer. In the event Landlord and Tenant enter into the Purchase Documentation within the Purchase Agreement Period, then the transaction that is the subject of such Purchase Documentation shall be consummated within thirty (30) days after the execution thereof (the “Closing Date”).

(e)                                  In the event that (i) Tenant does not timely provide the Purchase Notice, (ii) Landlord and Tenant are unable to agree upon the Purchase Documentation within the Purchase Agreement Period, or (iii) following execution of the Purchase Documentation, the transaction that is the subject thereof is not consummated on or before the Closing Date as a result of a default by Tenant in its obligations under the Purchase Documentation, then Landlord shall be free to sell the Subject Facilities to the third party who submitted the Third Party Offer, or to any other person or entity, on terms not materially more favorable to the acquiring party than are set forth in the applicable Third Party Offer. If such sale is not consummated within one hundred-twenty (120) days following the Purchase Agreement Period, or if at any time Landlord agrees with such third party to modify the terms of the proposed transaction in a manner materially more favorable to the third party, Tenant’s right of first refusal as granted herein shall be reinstituted and Landlord shall give Tenant prompt written notice of the same.

(f)                                   Notwithstanding anything in this Section 23 which may be construed or interpreted to the contrary, the terms of this Section 23 (including the right of first refusal

30

granted herein) shall not apply to any of the following: (i) any sale, transfer, or other disposition of the Premises or any portion thereof to any Affiliate, parent, or subsidiary of Landlord or to a joint venture entity, relationship, partnership or similar business arrangement in which Landlord or any of Landlord’s Affiliates is the managing member or general partner and holds at least a twenty five percent (25%) equity ownership interest, (ii) to any merger, business combination, or similar transaction involving all or substantially all of the assets of Landlord and its Affiliates; or (iii) any judicial or non-judicial foreclosure sale or deed in lieu of foreclosure pursuant to any mortgage or deed of trust now or hereafter encumbering the Premises or any portion thereof in favor of an unaffiliated third party.

(g)                                 In the event Tenant purchases the Subject Facilities pursuant to this Section 23, this Master Lease shall terminate as to the Subject Facilities (subject to any payment obligations of Tenant which relate to or arise prior to the date of purchase) and the Minimum Rent and Additional Rent due hereunder shall be reduced by the product of (x) the amount of the then-current Minimum Rent and Additional Rent, and (y) a fraction, the numerator of which is the amount allocated to such Facility under Exhibit G attached hereto, and the denominator of which is the aggregate amount shown on said Exhibit G for all Facilities. No such adjustment shall have the effect of limiting the obligations of Tenant under this Master Lease for Taxes or, utilities, landlord expenses or Other Charges. incurred prior to the date of termination.

24.                               Economic Substitution. Tenant shall have the right to purchase any Facility or Facilities, so long as (a) no Event of Default exists on the date of request or the date of transfer, (b) Tenant transfers to Landlord substitute premises which are satisfactory to Landlord in its sole discretion, and (c) Landlord otherwise approves the substitution of premises, which approval under this subsection (c) shall not be unreasonably withheld, and (d) Tenant shall pay all charges incident to any transaction pursuant to this Section 24, including Landlord’s attorneys’ fees and expenses together with all prepayment fees and expenses solely with respect to the applicable Facility, including attorneys’ fees and expenses due a mortgagee, arising out of such transaction, and together with the costs of Landlord’s due diligence in evaluating the substitute premises and the terms of the transfer. Tenant acknowledges that any approval required by Landlord in this Section 24 may require lengthy due diligence review of the substitute premises by Landlord.

25.                               Tax Treatment; Reporting. Landlord and Tenant each acknowledge that each shall treat this transaction as a true lease for state law purposes and shall report this transaction as a lease for Federal income tax purposes. For Federal income tax purposes each shall report this Master Lease as a true lease with Landlord as the owner of the Premises and Tenant as the lessee of such Premises including: (1) treating Landlord as the owner of the property eligible to claim depreciation deductions under Section 167 or 168 of the Internal Revenue Code of 1986 (the “Code”) with respect to the Premises, (2) Tenant reporting its Rent payments as rent expense under Section 162 of the Code, and (3) Landlord reporting the Rent payments as rental income. For the avoidance of doubt, nothing in this Master Lease shall be deemed to constitute a guaranty, warranty or representation by either Landlord or Tenant as to the actual treatment of this transaction for state law purposes and for federal income tax purposes.

26.                               Provisions Concerning Ft. Apache Facility.Tenant represents and warrants to Landlord that the “Provisions Concerning Ft. Apache Facility” in the Original Lease have been satisfied in accordance with the Original Lease and accepted by Original Landlord.

31

27.                               Provisions Concerning Southbridge Facility.Tenant represents and warrants to Landlord that the “Provisions Concerning Southbridge Facility” in the Original Lease have been satisfied in accordance with the Original Lease and accepted by Original Landlord.

28.                               California Specific Provisions. The following provisions relate solely to those Facilities and related real property located within the State of California:

28.1                        Judicial Reference. To the extent any legal action or proceeding based upon a controversy arising from or relating to this Master Lease is brought in the State of California (and not removed to the State of Florida) and the waiver of a jury trial set forth in Section 20 is held to be unenforceable under applicable California law, the following shall apply:

(a)                                 The parties hereby agree, pursuant to California Code of Civil Procedure Section 638, to the appointment of a referee to hear and determine any or all of the issues in such action or proceeding, whether of fact or law. This agreement to the use of judicial reference may be filed with the clerk of the court; or in the alternative, either party may move the court for the appointment of a referee.

(b)                                 Not later than thirty (30) days after the filing of a motion for appointment of a referee, the parties shall agree on the choice of a referee. In the event that the parties have been unable to agree on the choice of a referee within that thirty (30) day period, then the court shall appoint the referee. The referee must be either an active member of the State Bar of California who has been licensed to practice in California for at least ten (10) years and with expertise in the field of commercial real estate law or a retired judge of the Superior Court of California. The parties shall pay to the referee, in advance, their respective shares of the referee’s fee as and when directed to do so by the referee. The referee shall allocate responsibility for the payment or reimbursement of all costs of suit, including transcripts and referee’s fees.

(c)                                  The parties shall participate in one or more pre-hearing conferences with the referee as he or she may direct, whereby the referee shall hear and determine all discovery disputes, pre-hearing motions, and any other matters to be resolved in advance of the hearing. These conferences may be conducted in person or telephonically. Any party may request a transcript thereof at that party’s own expense. The referee may engage in telephonic or electronic conferences and communications with counsel; provided however that no such conferences shall be ex parte in nature except under circumstances in which ex parte communications with a judge would be permitted.

(d)                                 The hearing shall be held in the City in which the Facility is located, at a place to be agreed upon the parties, or if they do not agree, then to be determined by the referee. The hearing shall commence as soon as reasonably possible after the appointment of the referee. Any party may request a transcript of all or any part of the hearing at that party’s own expense. Within thirty (30) days after the conclusion of the hearing and the submission of any post-hearing briefs, the referee shall report a statement of decision to the court. At the request of a party made before the submission of the case for decision, the statement of decision shall direct a party to prepare findings of fact and conclusions of law, which shall thereafter be settled by the referee.

32

(e)          Each party to this Master Lease acknowledges that by agreeing to the terms of this Section 28.1 he or she is agreeing to have any legal action or proceeding brought in the State of California (and not removed to the State of Florida) based upon a controversy arising from or relating to a Facility located in California tried before a referee according to the provisions hereof and not by a judge or jury and that the referee shall have full authority to hear and determine any or all of the issues in such action or proceeding, whether of fact or law, in the same manner as would a judge sitting without a jury. Notwithstanding the foregoing, any party shall have the right to apply to the court at any time for a temporary restraining order, writ of attachment or other provisional remedy.

28.2                        California CASp Inspection Disclosure.

(a)                  The E1 Segundo Facility and the real property of which it is a part,

1.      ☒ Has not undergone inspection by a Certified Access Specialist (CASp), or

2.      ☐ Has undergone inspection by a Certified Access Specialist (CASp), and that the premises and property of which it is a part:

2(a) ☐ has been determined to meet all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53, or

2(b) ☐ has not been determined to meet all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53.

(b)                  The Palm Desert (PSC) Facility and the real property of which it is a part,

1.      ☒ Has not undergone inspection by a Certified Access Specialist (CASp), or

2.      ☐ Has undergone inspection by a Certified Access Specialist (CASp), and that the premises and property of which it is a part:

2(a) ☐ has been determined to meet all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53, or

2(b) ☐ has not been determined to meet all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53.

(c)                   The Ranch Mirage (RMC) Facility and the real property of which it is a part,

33

1.      ☒ Has not undergone inspection by a Certified Access Specialist (CASp), or

2.      ☐ Has undergone inspection by a Certified Access Specialist (CASp), and that the premises and property of which it is a part:

2(a) ☐ has been determined to meet all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53, or

2(b) ☐ has not been determined to meet all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53.

(d)                  The Yucca Valley Facility and the real property of which it is a part,

1.      ☒ Has not undergone inspection by a Certified Access Specialist (CASp), or

2.      ☐ Has undergone inspection by a Certified Access Specialist (CASp), and that the premises and property of which it is a part:

2(a) ☐ has been determined to meet all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53, or

2(b) ☐ has not been determined to meet all applicable construction-related accessibility standards pursuant to California Civil Code Section 55.53.

28.3                        Energy Use and Consumption Disclosure. Tenant hereby acknowledges that California Public Resources Code Section 25402.10 may require the disclosure of certain information concerning the energy performance of the Facility (collectively the “Energy Disclosure Requirements”). However, given the timing regarding the sale of the Facilities from Original Landlord to Landlord (the “Sale”), the timing regarding this Master Lease and the timing required to produce the energy data required under the Energy Disclosure Requirements, the Original Landlord did not provide such disclosure to Landlord at the time of the Sale and thus compliance with the Energy Disclosure Requirements is not feasible. Additionally, Tenant has occupied the Facility for several years and has the best information regarding the energy use of the Facility. If and to the extent not prohibited by applicable laws, Tenant hereby waives any right Tenant may have to receive the energy information under the Energy Disclosure Requirements. Tenant further acknowledges and agrees that: (1) it shall not lodge a complaint with or otherwise notify the California Energy Commission of Landlord’s failure to comply with the Energy Disclosure Requirements, (2) Tenant shall have no right to terminate this Master Lease or otherwise bring an action for Landlord breach of this Master Lease as a result of Landlord’s failure to disclose such information. Further, Tenant hereby releases Landlord from any and all losses, costs, damages, expenses and/or liabilities relating to, arising out of and/or resulting from the Energy Disclosure Requirements, including, without limitation, any liabilities

34

arising as a result of Landlord’s failure to disclose the Energy Disclosure Information to Tenant prior to the execution of this Master Lease. Tenant’s acknowledgment of the AS-IS condition of the Premises pursuant to the terms of this Lease shall be deemed to include the energy performance of the Facility. Tenant further acknowledges that pursuant to the Energy Disclosure Requirements, Landlord may be required in the future to disclose information concerning Tenant’s energy usage to certain third parties, including, without limitation, prospective purchasers, lenders and tenants of the Facility (the “Tenant Energy Use Disclosure”). Tenant hereby (A) consents to all such Tenant Energy Use Disclosures, (B) agrees to cooperate with Landlord in obtaining such information, and (C) acknowledges that Landlord shall not be required to notify Tenant of any Tenant Energy Use Disclosure. Further, Tenant hereby releases Landlord from any and all losses, costs, damages, expenses and liabilities relating to, arising out of and/or resulting from any Tenant Energy Use Disclosure. The terms of this Section 28.3 shall survive the expiration or earlier termination of this Master Lease.

29.                               Nevada Specific Provisions. The following provisions relate solely to those Facilities and related real property located within the State of Nevada:

29.1                        Alterations by Tenant.

Notwithstanding anything to the contrary set forth in Section 8.4 above, any Alterations performed by Tenant shall be performed in compliance with Tenant’s Alteration Obligations, as set forth below.

UPON EXECUTION OF THIS LEASE, TENANT ACKNOWLEDGES THAT LANDLORD EXECUTED IN CONNECTION WITH THE FIRST RESTATED MASTER LEASE NOTICES OF NONRESPONSIBILITY IN SUBSTANTIALLY THE SAME FORMS ATTACHED HERETO AS EXHIBIT “K”, AND INCORPORATED HEREIN BY REFERENCE, AND RECORDED THE SAME WITHIN THREE (3) DAYS OF EXECUTION OF THE FIRST RESTATED MASTER LEASE OR THE EFFECTIVE DATE THEREOF, WHICHEVER OCCURS FIRST, PURSUANT TO NEVADA REVISED STATUTES (“NRS”) 108.234. TENANT FURTHER AGREES THAT, AT LEAST TEN (10) DAYS PRIOR TO ENTERING INTO CONTRACT WITH ANY PRIME CONTRACTOR INTENDING TO PERFORM THE CONSTRUCTION, ALTERATION OR REPAIR OF AN IMPROVEMENT ON THE PREMISES LOCATED IN NEVADA, AND PRIOR TO THE COMMENCEMENT OF A WORK OF IMPROVEMENT BEING CONSTRUCTED, ALTERED, OR REPAIRED ON THE PREMISES LOCATED IN NEVADA, TENANT SHALL COMPLY WITH THE REQUIREMENTS OF NRS 108.2403 AND NRS 108.2407, REGARDING POSTED SECURITY AND SHALL NOTIFY LANDLORD IN WRITING OF THE NAME AND ADDRESS OF ANY SUCH PRIME CONTRACTOR TO ENABLE LANDLORD TO PROPERLY SERVE THE RECORDED NOTICE OF NONRESPONSIBILITY UPON THE PRIME CONTRACTOR PURSUANT TO NRS 108.234. TENANT HEREBY ACKNOWLEDGES THAT TENANT IS REQUIRED TO COMPLY WITH THE TERMS OF THIS SECTION 29.1 AND THE PROVISIONS OF NRS 108.2403 AND (TO THE EXTENT TENANT ESTABLISHES A CONSTRUCTION DISBURSEMENT ACCOUNT PURSUANT TO NRS 108.2403) 108.2407 PRIOR TO COMMENCEMENT OF ANY WORK OF IMPROVEMENT BEING CONSTRUCTED, ALTERED OR REPAIRED ON THE PREMISES LOCATED IN NEVADA (SUCH

35

OBLIGATIONS ARE COLLECTIVELY REFERRED TO AS THE “TENANT’S ALTERATION OBLIGATIONS”).

/s/ [ILLEGIBLE]
TENANT’S INITIALS

/s/ [ILLEGIBLE]
TENANT’S INITIALS

36

IN WITNESS WHEREOF, this Master Lease has been executed by Landlord and Tenant as of the date first written above.

Signed, sealed and delivered:		TENANT:
in the presence of:
21st Century Oncology, LLC

/s/ Karen Ankney		By:	/s/ Richard Lewis
Print Name:	Karen Ankney	Print Name:	Richard Lewis
		As Its:	Vice President
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

21st Century Oncology Management Services,
Inc.

/s/ Karen Ankney		By:	/s/ Richard Lewis
Print Name:	Karen Ankney	Print Name:	Richard Lewis
		As Its:	Vice President
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

21st Century Oncology of Kentucky, LLC

/s/ Karen Ankney		By:	/s/ Richard Lewis
Print Name:	Karen Ankney	Print Name:	Richard Lewis
		As Its:	Vice President
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

21st Century Oncology of El Segundo, LLC

/s/ Karen Ankney		By:	/s/ Joseph Biscardi
Print Name:	Karen Ankney	Print Name:	Joseph Biscardi
		As Its:	Assistant Treasurer
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

Nevada Radiation Therapy Management Services, Inc.

/s/ Karen Ankney		By:	/s/ Richard Lewis
Print Name:	Karen Ankney	Print Name:	Richard Lewis
		As Its:	Vice President
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

West Virginia Radiation Therapy Services, Inc.

/s/ Karen Ankney		By:	/s/ Richard Lewis
Print Name:	Karen Ankney	Print Name:	Richard Lewis
		As Its:	Vice President
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

Jacksonville Radiation Therapy Services, Inc.

/s/ Karen Ankney		By:	/s/ Richard Lewis
Print Name:	Karen Ankney	Print Name:	Richard Lewis
		As Its:	Vice President
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

California Radiation Therapy Management Services, Inc.

/s/ Karen Ankney		By:	/s/ Richard Lewis
Print Name:	Karen Ankney	Print Name:	Richard Lewis
		As Its:	Vice President
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

21st Century Oncology of Jacksonville, Inc.

/s/ Karen Ankney		By:	/s/ Richard Lewis
Print Name:	Karen Ankney	Print Name:	Richard Lewis
		As Its:	Vice President
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HCP-RTS, LLC, a Delaware limited liability company

By: Carter/Validus Operating Partnership, LP, a
Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT,
Inc., a Maryland corporation, its General
Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-77-840 FLORA ROAD, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-40055 BOB HOPE DRIVE, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-58295 29 PALMS HIGHWAY, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-8991 BRIGHTON LANE, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-6555 CORTEZ, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:

HC-6310 HEALTH PARKWAY, UNITS 100 & 200 LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-601 REDSTONE AVENUE WEST, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:

HC-2270 COLONIAL BLVD., LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-2234 COLONIAL BLVD., LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-1026 MAR WALT DRIVE NW, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-7751 BAYMEADOWS RD. E., LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:

HC-1120 LEE BOULEVARD, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-8625 COLLIER BLVD., LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:

HC-6879 US HIGHWAY 98 WEST, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-7850 NORTH UNIVERSITY DRIVE, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:

HC-#2 PHYSICIANS PARK DR., LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-52 NORTH PECOS ROAD, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:

HC-6160 S. FORT APACHE ROAD, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

Signed, sealed and delivered:		LANDLORD:
In the presence of:
HC-187 SKYLAR DRIVE, LLC, a Delaware limited liability company

By: HCP-RTS, LLC, a Delaware limited liability company, its Sole Member

By: Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner

/s/ Anatalia Sanchez		By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez	John E. Carter,
Its Chief Executive Officer
/s/ Lisa Collado
Print Name:	Lisa Collado

THE GUARANTOR IS MADE A PARTY HERETO SOLELY AS TO ITS ACKNOWLEDGMENTS AND OBLIGATIONS UNDER THE INTRODUCTORY PARAGRAPHS TO THIS MASTER LEASE. BY ITS EXECUTION HEREOF, THE GUARANTOR HEREBY (a) RATIFIES AND CONFIRMS ITS GUARANTY OF ALL THE OBLIGATIONS OF TENANT UNDER THIS MASTER LEASE, AS SET FORTH IN THE GUARANTY, NOTWITHSTANDING THE TRANSFER TO LANDLORD OF THE ADDITIONAL PROPERTIES, (b) AGREES TO PERFORM ALL OF ITS OBLIGATIONS UNDER THE GUARANTY, INCLUDING WITHOUT LIMITATION THE FINANCIAL COVENANTS THEREIN, AND (c) ACKNOWLEDGES THAT (i) LANDLORD MAY ENFORCE ANY OR ALL OF THE TENANT’S OBLIGATIONS DIRECTLY AGAINST GUARANTOR, AND (ii) GUARANTOR HAS IRREVOCABLY ACCEPTED ITS APPOINTMENT AS THE AGENT OF TENANT UNDER THE PREAMBLE TO THIS MASTER LEASE.

Signed, sealed and delivered:		GUARANTOR: 21st Century Oncology, Inc.
in the presence of:

/s/ Karen Ankney		By:	/s/ Richard Lewis
Print Name:	Karen Ankney	Print Name:	Richard Lewis
		As Its:	Vice President
/s/ Christine A. Hobot
Print Name:	Christine A. Hobot

EXHIBIT “A”

LEGAL DESCRIPTIONS

See attached;

includes all improvements thereon and all appurtenances thereto.

EXHIBIT “A-1”

860 Parkview Dr. N, Units A & B, El Segundo, CA 90245 (El Segundo)

Real property in the City of El Segundo, County of Los Angeles, State of California, described as follows:

PARCEL NO. 1

Unit B10-U1, Unit B10-U2, Unit B10-U3 and Unit B10-U4 as described on that certain condominium plan entitled .Amended and Restated Condominium Plan for Building 10 of Lot 4 of Tract No. 68231 recorded on March 30, 2015, as Instrument No. 20150338665 (the .Plan.), of the Official Records of Los Angeles County, California (the .Official Records.), constituting a portion of Lot 4 (the .Lot.) of the subdivision map for Tract No. 68231 (the .Map.), filed in Book 1344, Pages 11 through 15, inclusive, of Maps, in the office of the County Recorder of Los Angeles County, State of California.

PARCEL NO. 2

An undivided four-fourths (4/4) interest as tenant-in-common in and to the Common Area and Building Common Area appurtenant to said Unit B10-U1, as described in the Plan and in the Declaration of Covenants, Conditions and Restrictions, and Reservation of Easements for The Edge-Building 10 Commercial Condominiums, recorded in the Official Records on March 30, 2015 as Instrument No. 20150338667 (as amended or supplemented, the .Subassociation Declaration.).

PARCEL NO. 3

Nonexclusive and exclusive easements and rights for access, ingress, egress, parking, encroachment, support, utilities, maintenance, drainage, repair, and for other purposes, all as described and reserved for the benefit of the Lot or the Unit, and the Owners thereof, in the Subassociation Declaration, the Declaration of Covenants, Conditions and Restrictions of The Edge at Campus El Segundo Master Association recorded in the Official Records on February 27, 2008 as Instrument No. 20080334845 (as amended or supplemented, the .Master Declaration.), the Declaration of Covenants, Conditions, Restrictions, Easements and Environmental Restrictions for Campus El Segundo recorded in the Official Records on October 3, 2006 as Instrument No. 06-2202258 (the .Campus Declaration.), and as may be shown or described in the Plan or on the Map.

ALSO EXCEPT THEREFROM ALL NATURAL GAS CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, TOGETHER WITH THE EXCLUSIVE RIGHT TO DRILL FOR AND PRODUCE SUCH NATURAL GAS FROM SAID LAND BY WHIPSTOCKING OR DIRECTIONAL DRILLING OR OTHER SUBSURFACE OPERATIONS CONDUCTED FROM SURFACE LOCATIONS ON OTHER LAND AND THE EXCLUSIVE RIGHT TO USE THE SUBSURFACE OF SAID LAND FOR THE

PURPOSE OF INJECTING NATURAL GAS THEREIN FOR STORAGE AND FOR REPRESSURING THE FROM THIS CONVEYANCE ANY AND ALL RIGHT TO GO UPON OR USE THE SURFACE OF THE LAND THEREIN DESCRIBED IN ANY MANNER FOR THE PURPOSE OF DISCOVERING OR EXTRACTING SUCH NATURAL GAS, AS CONTAINED IN THE GRANT DEED TO STANDARD OIL COMPANY OF CALIFORNIA, A DELAWARE CORPORATION, RECORDED JULY 27, 1943 AS INSTRUMENT NO. 944, IN BOOK 20145, PAGE 298, OF OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL OIL, HYDROCARBON AND MINERAL SUBSTANCES, IF ANY, EXCEPT NATURAL GAS, CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, WITHOUT THE RIGHT TO ENTER UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXTRACTING ANY SUCH OIL, HYDROCARBON AND MINERAL SUBSTANCES, NOR OR ANY OTHER PURPOSE, AS CONTAINED IN THE GRANT DEED TO CHANSLOR-CANFIELD MIDWAY OIL COMPANY, A CALIFORNIA CORPORATION, RECORDED SEPTEMBER 07, 1945 AS INSTRUMENT NO. 1530, IN BOOK 22243, PAGE 336, OF OFFICIAL RECORDS. APN(S): 4138-030-060; 4138-030-061; 4138-030-062 and 4138-030-063

EXHIBIT “A-2”

77-840 Flora Road, Palm Desert, CA 92211 (Palm Desert (PSC))

Real property situated in the unincorporated area of the County of Riverside, State of California, described as follows:

PARCEL I:

PARCEL 21-B AS SHOWN ON CERTIFICATE OF PARCEL MERGER NO. 1401 AS EVIDENCED BY DOCUMENT RECORDED AUGUST 28, 2003 AS INSTRUMENT NO. 2003-665897 OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 36 OF PARCEL MAP NO. 29715-1, AS FILED IN BOOK 202, PAGES 35 THROUGH 39 OF PARCEL MAPS, RECORDED OF RIVERSIDE COUNTY, CALIFORNIA, TOGETHER WITH PARCEL “A” OF PARCEL MERGER NO. 01354, RECORDED JULY 1, 2003 AS INSTRUMENT NO. 2003-487225 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL “A” THENCE ALONG THE NORTH LINE OF SAID PARCELS “A” AND 36, SOUTH 89° 16’ 55” EAST 396.41 FEET TO THE NORTHEAST CORNER OF PARCEL 36; THENCE ALONG THE EAST LINE OF SAID PARCEL 36 THE FOLLOWING TWO COURSES: SOUTH 00° 43’ 05” WEST 102.13 FEET; THENCE SOUTH 42° 55’ 16” EAST 123.44 FEET TO THE SOUTH LINE OF PARCEL 36 AND THE BEGINNING OF A NON-TANGENT CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 628.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 1° 52’ 15” WEST; THENCE ALONG SAID CURVE AND SOUTH LINE THROUGH A CENTRAL ANGLE OF 31° 16’ 00” AN ARC LENGTH OF 342.98 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHERLY AND HAVING A RADIUS OF 24.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 33° 08’ 15” WEST; THENCE WESTERLY AND NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 82° 54’ 07” AN ARC LENGTH OF 35.45 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 228.50 FEET, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 49° 45’ 52” EAST; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 37° 42’ 44” AN ARC LENGTH OF 150.40 FEET TO THE SOUTHWEST CORNER OF SAID PARCEL “A”, A RADIAL LINE THROUGH SAID POINT BEARS NORTH 12° 03’ 08” EAST; THENCE ALONG THE WEST LINE OF PARCEL “A” NORTH 00° 42’ 34” EAST 218.83 FEET TO THE NORTHWEST CORNER OF PARCEL “A” AND THE POINT OF BEGINNING.

PARCEL II:

A NONEXCLUSIVE EASEMENT FOR INGRESS, EGRESS, PEDESTRIAN WALKWAY AND GENERAL RECREATIONAL PURPOSES OVER AND UPON THE COMMON AREAS AS SET FORTH AND GRANTED IN THAT CERTAIN “AMENDED AND RESTATED DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND RESERVATION OF EASEMENT FOR DESERT BUSINESS PARK” RECORDED MAY 12, 2006 AS INSTRUMENT NO. 2006-0347510 OF OFFICIAL RECORDS.

EXHIBIT “A-3”

40055 Bob Hope Drive, Units 1 & 2 and 40101 Bob Hope Drive, Units 7 & 8

Rancho Mirage, CA 92270 (Rancho Mirage (RMC))

Real property in the City of Rancho Mirage, County of Riverside, State of California, described as follows:

A CONDOMINIUM COMPRISED OF:

PARCEL 1:

UNIT 1, AS DESCRIBED ON THAT CERTAIN CONDOMINIUM PLAN ENTITLED “CONDOMINIUM PLAN FOR LA-MIRAGE MEDICAL LLC, A CALIFORNIA LIMITED LIABILITY COMPANY CONDOMINIUM PROJECT” RECORDED ON MARCH 14, 2007, AS INSTRUMENT NO. 2007-0175595 (TOGETHER WITH ANY AMENDMENTS THERETO, COLLECTIVELY, THE “PLAN”), OF THE OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA (THE “OFFICIAL RECORDS”), CONSTITUTING PORTIONS OF PARCEL 1 OF PARCEL MAP NO. 33207 (THE “MAP”), FILED IN BOOK 218, PAGES 89 THROUGH 90, INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY, STATE OF CALIFORNIA.

EXCEPTING THEREFROM AN UNDIVIDED 1/16 OF ALL COAL, OIL, OIL SHALE, GAS PHOSPHATE, SODIUM AND OTHER MINERAL DEPOSITS IN SAID LAND, AS RESERVED IN THE PATENT FROM THE STATE OF CALIFORNIA, RECORDED SEPTEMBER 16, 1926 IN BOOK 9 PAGE 166, OF PATENTS OF RIVERSIDE COUNTY (THE “MINERAL RIGHTS”).

PARCEL 2:

AN UNDIVIDED 5.61% INTEREST AS A TENANT-IN-COMMON IN AND TO THE COMMON AREA APPURTENANT TO SAID UNIT 1, AS DESCRIBED IN THE PLAN AND THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS FOR THE RANCHO MIRAGE MEDICAL CAMPS, RECORDED ON MARCH 14, 2007 AS INSTRUMENT NO. 2007-0175596, OF OFFICIAL RECORDS (AS AMENDED OR RESTATED, THE “DECLARATION”).

PARCEL 3:

UNIT 2, AS DESCRIBED ON THAT CERTAIN CONDOMINIUM PLAN ENTITLED “CONDOMINIUM PLAN FOR LA-MIRAGE MEDICAL LLC, A CALIFORNIA LIMITED LIABILITY COMPANY CONDOMINIUM PROJECT” RECORDED ON MARCH 14, 2007, AS INSTRUMENT NO. 2007-0175595 (TOGETHER WITH ANY AMENDMENTS THERETO, COLLECTIVELY, THE “PLAN”), OF THE OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA (THE “OFFICIAL RECORDS”), CONSTITUTING

PORTIONS OF PARCEL 1 OF PARCEL MAP NO. 33207 (THE “MAP”), FILED IN BOOK 218, PAGES 89 THROUGH 90, INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY, STATE OF CALIFORNIA.

EXCEPTING THEREFROM, AN UNDIVIDED 1/16 OF THE MINERAL RIGHTS.

PARCEL 4:

AN UNDIVIDED 4.20% INTEREST AS A TENANT-IN-COMMON IN AND TO THE COMMON AREA APPURTENANT TO SAID UNIT 2, AS DESCRIBED IN THE PLAN AND THE DECLARATION.

PARCEL 5:

UNIT 7, AS DESCRIBED ON THAT CERTAIN CONDOMINIUM PLAN ENTITLED “CONDOMINIUM PLAN FOR LA-MIRAGE MEDICAL LLC, A CALIFORNIA LIMITED LIABILITY COMPANY CONDOMINIUM PROJECT” RECORDED ON MARCH 14, 2007, AS INSTRUMENT NO. 2007-0175595 (TOGETHER WITH ANY AMENDMENTS THERETO, COLLECTIVELY, THE “PLAN”), OF THE OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA (THE “OFFICIAL RECORDS”), CONSTITUTING PORTIONS OF PARCEL 1 OF PARCEL MAP NO. 33207 (THE “MAP”), FILED IN BOOK 218, PAGES 89 THROUGH 90, INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY, STATE OF CALIFORNIA.

EXCEPTING THEREFROM, AN UNDIVIDED 1/16 OF THE MINERAL RIGHTS.

PARCEL 6:

AN UNDIVIDED 5.72% INTEREST AS A TENANT-IN-COMMON IN AND TO THE COMMON AREA APPURTENANT TO SAID UNIT 7, AS DESCRIBED IN THE PLAN AND THE DECLARATION.

PARCEL 7:

UNIT 8, AS DESCRIBED ON THAT CERTAIN CONDOMINIUM PLAN ENTITLED “CONDOMINIUM PLAN FOR LA-MIRAGE MEDICAL LLC, A CALIFORNIA LIMITED LIABILITY COMPANY CONDOMINIUM PROJECT” RECORDED ON MARCH 14, 2007, AS INSTRUMENT NO. 2007-0175595 (TOGETHER WITH ANY AMENDMENTS THERETO, COLLECTIVELY, THE “PLAN”), OF THE OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA (THE “OFFICIAL RECORDS”), CONSTITUTING PORTIONS OF PARCEL 1 OF PARCEL MAP NO. 33207 (THE “MAP”), FILED IN BOOK 218, PAGES 89 THROUGH 90, INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY, STATE OF CALIFORNIA.

EXCEPTING THEREFROM, AN UNDIVIDED 1/16 OF THE MINERAL RIGHTS.

PARCEL 8:

AN UNDIVIDED 4.64% INTEREST AS A TENANT-IN-COMMON IN AND TO THE COMMON AREA APPURTENANT TO SAID UNIT 8, AS DESCRIBED IN THE PLAN AND THE DECLARATION.

PARCEL 9:

NONEXCLUSIVE EASEMENTS FOR ACCESS, INGRESS, EGRESS, PARKING, ENCROACHMENT, SUPPORT, MAINTENANCE, DRAINAGE, REPAIR, AND FOR OTHER PURPOSES, ALL AS DESCRIBED AND RESERVED IN THE DECLARATION AND AS MAY BE SHOWN OR DESCRIBED IN THE PLAN OR THE DELCARATION OR ON THE MAP.

)

EXHIBIT “A-4”

58295 29 Palms Hwy. Yucca Valley, CA 92284 (Yucca Valley)

Real property in the Town of Yucca Valley, County of San Bernardino, State of California, described as follows:

PARCEL(S) 1 OF PARCEL MAP NO. 4278, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 42 OF PARCEL MAPS, PAGE(S) 40, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXHIBIT “A-5”

8991 Brighton Lane, Bonita Springs, FL 34135 (Bonita Springs (BNO))

Real property in the County of Lee, State of Florida, described as follows:

LOT 7, REPLAT OF TRACT B AND C, SECTION 28, COMMERCIAL COMMUNITY, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 60, PAGE 6, OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA.

EXHIBIT “A-6”

6555 Cortez Road, Bradenton, FL 34201 (Bradenton (BAO))

Real property in the County of Manatee, State of Florida, described as follows:

PARCEL 1:

LOT 1, CORTEZ & SIXTY-SIXTH COMMERCIAL SUBDIVISION, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 33, PAGE 65 AND 66, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA.

AND

LOT 2, CORTEZ & SIXTY-SIXTH COMMERCIAL SUBDIVISION, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 33, PAGES 65 AND 66, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA.

LESS AND EXCEPT THAT PORTION OF LOT 2 CONVEYED TO E. WAYNE SCROGGINS AND SANDRA L. SCROGGINS, HUSBAND AND WIFE, BY WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 1840, PAGE 3261, PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA.

PARCEL 2:

EASEMENTS CREATED FOR THE BENEFIT OF PARCEL 1 ABOVE DESCRIBED IN ACCESS, UTILITY AND DRAINAGE EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 1557, PAGE 2840, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA.

PARCEL 3:

EASEMENTS CREATED FOR THE BENEFIT OF PARCEL 1 ABOVE DESCRIBED IN DECLARATION OF EASEMENTS, COVENANTS AND RESTRICTIONS RECORDED IN OFFICIAL RECORDS BOOK 1840, PAGE 3262, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA.

EXHIBIT “A-7”

6310 Health Parkway, Units 100 and 200

Bradenton, FL 34202 (Lakewood Ranch (LWF))

Real property in the County of Manatee, State of Florida, described as follows:

PARCEL 1 DESCRIPTION:

A PARCEL OF REAL PROPERTY LOCATED ON THE FIRST FLOOR, SECTION 1 PLAN, OF LAKEWOOD RANCH M.O.B. II, AS RECORDED IN CONDOMINIUM BOOK 37, PAGES 20 THROUGH 31, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA, THE AMENDED PLAT OF WHICH IS RECORDED IN CONDOMINIUM BOOK 37, PAGES 56 THROUGH 67, OF SAID SAME PUBLIC RECORD. THE HORIZONTAL PERIMETRICAL BOUNDARIES OF WHICH ARE DESCRIBED TO WIT:

A SUITE CONTAINING UNITS 1N.1E. THROUGH 99N.94E. INCLUSIVELY, TOGETHER WITH UNITS 1N.95.E. THROUGH 35N.105E. INCLUSIVELY, AND THE WESTERLY 0.18’ OF UNITS 1N.106E THROUGH 35N.106E.

TOGETHER WITH AN UNDIVIDED INTEREST IN THE “COMMON ELEMENTS” AS DEFINED IN THAT CERTAIN DECLARATION OF CONDOMINIUM FOR LAKEWOOD RANCH M.O.B. II, A CONDOMINIUM RECORDED IN BOOK 2204, PAGE 1654, AS AMENDED BY THAT FIRST AMENDMENT TO DECLARATION OF CONDOMINIUM RECORDED IN BOOK 2213, PAGE 3017.

PARCEL 2 DESCRIPTION:

A PARCEL OF REAL PROPERTY LOCATED ON THE SECOND FLOOR, SECTION 2-S PLAN, OF LAKEWOOD RANCH M.O.B. II, AS RECORDED IN CONDOMINIUM BOOK 37, PAGES 20 THROUGH 31, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA, THE AMENDED PLAT OF WHICH IS RECORDED IN CONDOMINIUM BOOK 37, PAGES 56 THROUGH 67, OF SAID SAME PUBLIC RECORD. THE HORIZONTAL PERIMETRICAL BOUNDARIES OF WHICH ARE DESCRIBED AS FOLLOWS, TO WIT:

A SUITE CONTAINING UNITS 1N.1E. THROUGH 35N.50E., INCLUSIVELY.

TOGETHER WITH AN UNDIVIDED INTEREST IN THE “COMMON ELEMENTS” AS DEFINED IN THAT CERTAIN DECLARATION OF CONDOMINIUM FOR LAKEWOOD RANCH M.O.B. II, A CONDOMINIUM RECORDED IN BOOK 2204, PAGE 1654, AS AMENDED BY THAT FIRST AMENDMENT TO DECLARATION OF CONDOMINIUM RECORDED IN BOOK 2213, PAGE 3017.

PARCEL 3 DESCRIPTION:

TOGETHER WITH THE BENEFITS OF DECLARATION OF EASEMENT AGREEMENT RECORDED IN BOOK 2204, PAGE 1547.

EXHIBIT “A-8”

601 Redstone Ave. W, Crestview, FL 32536 (Crestview (CRO))

Real property in the County of Okaloosa, State of Florida., described as follows:

LOTS 1 AND 2, BLOCK 600, CRESCENT PARK . PHASE THREE, ACCORDING TO THE PLAT THEREOF, RECORDED IN PLAT BOOK 20, PAGE 10, OF THE PUBLIC RECORDS OF OKALOOSA COUNTY, FLORIDA.

EXHIBIT “A-9”

2270 Colonial Blvd., Fort Myers, FL 33907 (CBO II)

Real property in the County of Lee, State of Florida, described as follows:

PARCEL 1:

A PORTION OF THAT PART OF THE WEST HALF (W 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA, AS DESCRIBED IN DEED RECORDED IN OFFICIAL RECORDS BOOK 716, PAGE 540 THROUGH 543, INCLUSIVE OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA DESCRIBED AS FOLLOWS:

1. COMMENCING AT THE NORTH QUARTER (N 1/4) CORNER OF SAID SECTION 1, THENCE;

2. S.88°51’10”W., 990.70 FEET ALONG THE NORTH LINE OF SAID SECTION 1, THENCE;

3. S.00°15’55”E., 50.01 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF COLONIAL BOULEVARD (100 FEET WIDE), SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING, THENCE;

4. CONTINUE S.00°15’55”E., 252.62 FEET, THENCE;

5. S.88°51’10”W., 106.02 FEET, THENCE;

6. N.00°15’55”W. 252.62 FEET TO A POINT ON SAID SOUTHERLY RIGHT-OF-WAY LINE, THENCE;

7. N.88°51’10”E., 106.02 FEET ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE TO THE TRUE POINT OF BEGINNING.

LESS

LEGAL AS DESCRIBED IN THAT CERTAIN ORDER OF TAKING RECORDED JULY 25, 1996 IN OFFICIAL RECORDS BOOK 2729, PAGE 1682, PUBLIC RECORDS OF LEE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 113:

A PARCEL OF LAND LYING IN SECTION 01, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF SECTION 1, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA; THENCE RUN N.88°52’29”E. ALONG THE NORTH LINE OF SAID SECTION 1, A DISTANCE OF 1651.16 FEET; THENCE RUN S.00°13’58”E. LEAVING SAID NORTH LINE, A DISTANCE OF 50.09 FEET, TO THE POINT OF BEGINNING, SAID POINT BEING ON THE SOUTH RIGHT-OF-WAY LINE OF COLONIAL BOULEVARD, AS SHOWN ON PROJECT NO.12504-2601; THENCE CONTINUE S.00°13’58”E., A DISTANCE OF 22.91 FEET; THENCE RUN S.88°52’29”W., A DISTANCE OF 10.64 FEET TO A POINT ON A TANGENT CURVE CONCAVE TO THE SOUTH; THENCE ALONG SAID CURVE, HAVING A RADIUS OF 10,225.00 FEET, A DELTA OF 00°32’04”, A CHORD BEARING OF S.88°36’26”W., AND A CHORD DISTANCE OF 95.39 FEET, A DISTANCE OF 95.38 FEET; THENCE RUN N.00°14’04”W., A DISTANCE OF 23.37 FEET, TO A POINT ON SAID SOUTH RIGHT-OF-WAY LINE OF COLONIAL BOULEVARD; THENCE RUN N.88°52’48”E., ALONG SAID SOUTH RIGHT-OF-WAY LINE, A DISTANCE OF 106.03 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

ALL THAT PART OF THE EAST HALF (E 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 1, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA, AS DESCRIBED IN DEED RECORDED IN OFFICIAL RECORDS BOOK 794, PAGE 205, INCLUSIVE OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA, LESS: THE NORTHERLY 50 FEET FOR ONE HALF COLONIAL BOULEVARD RIGHT OF WAY.

AND LESS:

LEGAL AS DESCRIBED IN THAT CERTAIN WARRANTY DEED DATED JULY 08, 1996 AND RECORDED IN OFFICIAL RECORDS BOOK 2724, PAGE 3208, PUBLIC RECORDS OF LEE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN SECTION 01, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHWEST CORNER OF SECTION 1, TOWNSHIP 45 SOUTH, RANGE 24 EAST, LEE COUNTY, FLORIDA; THENCE RUN N.88°52’29”E. ALONG THE NORTH LINE OF SAID SECTION 1, A DISTANCE OF 1651.18 FEET; THENCE RUN S.00°13’58”E. LEAVING SAID NORTH LINE, A DISTANCE OF 50.09 FEET, TO THE POINT OF BEGINNING, SAID POINT BEING ON THE SOUTH RIGHT-OF-WAY LINE OF COLONIAL BOULEVARD, AS SHOWN ON PROJECT NO.12504-2601; THENCE CONTINUE S.00°13’58” E., A DISTANCE OF 22.91 FEET; THENCE RUN N.88°52’29”E., A DISTANCE OF 330.35 FEET; THENCE RUN N.00°14’27”W. A DISTANCE OF 22.96 FEET TO A POINT ON SAID SOUTH RIGHT-OF-WAY LINE OF COLONIAL BOULEVARD; THENCE RUN S.88°52’01”W., ALONG SAID SOUTH RIGHT-OF-WAY LINE, A DISTANCE OF 330.35 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH THOSE EASEMENTS APPURTENANT THERETO A SPECIFIED IN THAT CERTAIN RECIPROCAL EASEMENT AND OPERATION AGREEMENT DATED JUNE 21, 1984 BETWEEN COLONIAL SQUARE, INC. AND TOYS “R” US, INC., RECORDED IN O.R. BOOK 1734, PAGE 4757 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA.

TOGETHER WITH THE APPURTENANT EASEMENT CONTAINED IN THAT CERTAIN AGREEMENT FOR JOINT LANDSCAPING AND STORM WATER INSTALLATION AND MAINTENANCE DATED DECEMBER 11, 2007 BETWEEN THERIAC ENTERPRISES OF COLONIAL LLC, AND COLONIAL RADIATION ASSOCIATES, RECORDED IN INSTRUMENT 2008000315599 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA.

TOGETHER WITH THE APPURTENANT EASEMENT CONTAINED IN THAT CERTAIN AGREEMENT OF JOINT ACCESS AND PARKING DATED DECEMBER 11, 2007 BETWEEN THERIAC ENTERPRISES OF COLONIAL LLC, AND COLONIAL RADIATION ASSOCIATES, RECORDED IN INSTRUMENT 2008000315600 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA.

EXHIBIT “A-10”

2234 Colonial Blvd., Fort Myers, FL 33907 (Colonial)

Real property in the County of Lee, State of Florida, described as follows:

PARCEL 1:

ALL THAT PART OF THE WEST HALF (W 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4), OF SECTION 1, TOWNSHIP 45 SOUTH, RANGE 24 EAST; LEE COUNTY, FLORIDA, AS DESCRIBED IN DEED RECORDED IN OFFICIAL RECORDS BOOK 716, PAGES 540 THROUGH 543, INCLUSIVE, OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA;

LESS AND EXCEPT THAT PART MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER (N 1/4) CORNER OF SAID SECTION 1, THENCE;

1. SOUTH 88 DEGREES 51’10” WEST, 990.70 FEET ALONG THE NORTH LINE OF SAID SECTION 1, THENCE;

2. SOUTH 00 DEGREES 15’55” EAST, 50.01 FEET, TO A POINT ON THE SOUTHERLY RIGHT OF WAY LINE OF COLONIAL BOULEVARD (100’ WIDE), SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING, THENCE;

3. CONTINUE SOUTH 00 DEGREES 15’55” EAST, 252.62 FEET, THENCE;

4. SOUTH 88 DEGREES 51’10” WEST, 106.02 FEET, THENCE;

5. NORTH 00 DEGREES 15’55” WEST, 252.62 FEET TO A POINT ON SAID SOUTHERLY RIGHT OF WAY LINE, THENCE;

6. NORTH 88 DEGREES 51’10” EAST, 106.02 FEET ALONG SAID SOUTHERLY RIGHT OF WAY LINE TO THE TRUE POINT OF BEGINNING.

LESS AND EXCEPT THAT PORTION OF LAND DESCRIBED AS PARCEL 112 IN ORDER OF TAKING RECORDED IN O.R. BOOK 2742, PAGE 1875 AND STIPULATED FINAL JUDGMENT RECORDED IN O.R. BOOK 3018, PAGE 406 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA.

PARCEL 2:

TOGETHER WITH THOSE EASEMENTS APPURTENANT THERETO AS SPECIFIED IN THAT CERTAIN RECIPROCAL EASEMENT AND OPERATION AGREEMENT DATED JUNE 21, 1984 BETWEEN COLONIAL SQUARE, INC. AND TOYS “R” US, INC.

RECORDED IN OFFICIAL RECORDS BOOK 1734, PAGE 4757 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA, AS AMENDED.

PARCEL 3:

TOGETHER WITH THE APPURTENANT EASEMENT CONTAINED IN THAT CERTAIN AGREEMENT FOR JOINT LANDSCAPING AND STORM WATER INSTALLATION AND MAINTENANCE DATED DECEMBER 11, 2007 BETWEEN THERIAC ENTERPRISES OF COLONIAL LLC, AND COLONIAL RADIATION ASSOCIATES, RECORDED AS INSTRUMENT 2008000315599 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA.

PARCEL 4:

TOGETHER WITH THE APPURTENANT EASEMENT CONTAINED IN THAT CERTAIN AGREEMENT OF JOINT ACCESS AND PARKING DATED DECEMBER 11, 2007 BETWEEN THERIAC ENTERPRISES OF COLONIAL LLC, AND COLONIAL RADIATION ASSOCIATES, RECORDED AS INSTRUMENT 2008000315600 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA.

EXHIBIT “A-11”

1026 Mar Walt Dr., NW

|Fort Walton Beach, FL 32547 (Fort Walton Beach (FWB))

Real property in the County of Okaloosa, State of Florida, described as follows:

PARCEL 1:

A PARCEL OF LAND IN SECTION 34, TOWNSHIP 1 SOUTH, RANGE 24 WEST, MORE PARTICULARLY DESCRIBED AS COMMENCING AT THE NORTHEAST CORNER OF OAK SHADOWS SUBDIVISION, AS RECORDED IN PLAT BOOK 2, AT PAGE 72 OF THE PUBLIC RECORDS OF OKALOOSA COUNTY, FLORIDA, ON THE SOUTH RIGHT-OF-WAY OF BARKS DRIVE (R/W VARIES); THENCE RUN SOUTH 89°43’18” EAST ALONG SAID RIGHT-OF-WAY, A DISTANCE OF 214.10 FEET TO A CONCRETE MONUMENT ON THE SOUTH RIGHT-OF-WAY OF MAR WALT DRIVE (66’ R/W); THENCE CONTINUE SOUTH 89°43’18” EAST ALONG SAID SOUTH RIGHT-OF-WAY LINE, 22.55 FEET; THENCE NORTH 42°10’27” EAST, 27.06 FEET; THENCE CONTINUE NORTH 42°10’27” EAST, 100.02 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY LINE, RUN SOUTH 51°30’54” EAST, 103.47 FEET; THENCE SOUTH 00°16’42” WEST, 30.60 FEET; THENCE SOUTH 89°43’18” EAST, 12.50 FEET; THENCE SOUTH 00°54’00” WEST, 178.17 FEET; THENCE SOUTH 02°09’48” EAST, 39.96 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00°54’00” WEST, 224.87 FEET; THENCE NORTH 89°06’00” WEST, 165.04 FEET; THENCE NORTH 00°54’00 EAST, 224.87 FEET; THENCE SOUTH 89°06’00” EAST, 165.04 FEET TO THE POINT OF BEGINNING, ALL IN SECTION 34, TOWNSHIP 1 SOUTH, RANGE 24 WEST, OKALOOSA COUNTY, FLORIDA.

PARCEL 2:

TOGETHER WITH ACCESS, PARKING AND UTILITY EASEMENTS CONTAINED IN ARTICLE III SECTIONS 3.1, 3.2, 3.3, 3.4, 3.4, 3.5 AND 3.6 OF THE DECLARATION OF COVENANTS, RESTRICTIONS AND EASEMENTS RECORDED IN BOOK 2491, PAGE 2702, PUBLIC RECORDS OF OKALOOSA COUNTY, FLORIDA.

EXHIBIT “A-12”

7751 Baymeadows Rd. East, Jacksonville, FL 32256 (Jacksonville (JVF))

Real property in the County of Duval, State of Florida, described as follows:

PARCEL 1:

UNITS A, B, AND D, BUILDING 1 OF HAMPTON MEDICAL ARTS CENTER, A CONDOMINIUM, PHASE 1, ACCORDING TO THE DECLARATION OF CONDOMINIUM THEREOF RECORDED IN OFFICIAL RECORDS BOOK 14922, PAGE 1255 AND AMENDMENT TO DECLARATION OF CONDOMINIUM RECORDED IN BOOK 14922, PAGE 1379, OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, TOGETHER WITH AN UNDIVIDED INTEREST IN THE COMMON ELEMENTS APPURTENANT THERETO AND BEING A PART THEREOF AS SET FORTH IN SAID DECLARATION, AS AMENDED.

PARCEL 2:

THE BENEFICIAL EASEMENT RIGHTS AS CONTAINED IN DECLARATION OF RECIPROCAL EASEMENTS RECORDED IN OFFICIAL RECORDS BOOK 13001, PAGE 152.

PARCEL 3:

THE BENEFICIAL EASEMENT RIGHTS AS CONTAINED IN THAT CERTAIN EASEMENT AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 12223, PAGE 537.

EXHIBIT “A-13”

1120 Lee Boulevard, Lehigh Acres, FL 33936 (Lehigh Acres (LAO))

Real property in the County of Lee, State of Florida, described as follows:

A PARCEL OF LAND LYING IN SECTION 30, TOWNSHIP 44 SOUTH, RANGE 27 EAST, LEE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 30; THENCE NORTH 02° 23’ 20” WEST ALONG THE EAST SECTION LINE OF SAID SECTION 30, A DISTANCE OF 386.49 FEET TO A POINT ON A CURVE ON THE NORTHERLY RIGHT-OF-WAY LINE OF LEE BOULEVARD, SAID POINT BEING ON A CURVE TO THE LEFT, HAVING A RADIUS OF 1,326.24 FEET A DELTA ANGLE OF 29° 20’ 02” A CHORD DISTANCE OF 671.61 FEET AND A CHORD BEARING OF NORTH 86° 51’ 45” WEST; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 679.00 FEET TO A POINT ON A CURVE AND THE POINT OF BEGINNING OF A TRACT OF LAND HEREIN DESCRIBED:

THENCE CONTINUE ALONG SAID CURVE HAVING A RADIUS OF 1,326.24 FEET A DELTA ANGLE OF 01° 04’ 05” A CHORD DISTANCE OF 24.72 FEET AND A CHORD BEARING SOUTH 77° 56’ 11” WEST; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 24.72 FEET TO THE POINT OF TANGENCY; THENCE SOUTH 77° 24’ 09” WEST A DISTANCE OF 150.90 FEET; THENCE NORTH 12° 35’ 51” WEST A DISTANCE OF 300.00 FEET; THENCE NORTH 77° 24’ 09” EAST A DISTANCE OF 150.90 FEET TO THE BEGINNING OF CURVE TO THE RIGHT HAVING A RADIUS OF 1,626.24 FEET, A DELTA ANGLE OF 01° 04’ 05” A CHORD OF 30.31 FEET; A CHORD BEARING OF NORTH 77° 56’ 11” EAST; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 30.31 FEET; THENCE SOUTH 11° 31’ 46” EAST, A DISTANCE OF 300.00 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF LEE BOULEVARD AND THE POINT OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING DESCRIBED PARCEL:

A STRIP OF LAND LYING OVER AND ACROSS THE SOUTHERLY 9 FEET (AS MEASURED AT RIGHT ANGLES OR ALONG RADIAL LINES) OF THE LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 1806 AT PAGE 3337 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA AND BEING CONTIGUOUS WITH THE NORTHERLY RIGHT-OF-WAY LINE OF LEE BOULEVARD, LYING IN SECTION 30, TOWNSHIP 44 SOUTH, RANGE 27 EAST, LEE COUNTY, FLORIDA. FURTHER DESCRIBED IN OFFICIAL RECORDS BOOK 1843, PAGE 3729 AND 3730, OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA.

EXHIBIT “A-14”

8625 Collier Blvd., Naples, FL 34114 (East Naples (ENF))

Real property in the County of Collier, State of Florida, described as follows:

A PARCEL OF LAND LYING IN SECTION 15, TOWNSHIP 50 SOUTH, RANGE 26 EAST, ALSO BEING A PORTION OF TRACT “C” AND TRACT “D” OF NAPLES LAKES SHOPPING CENTER, AS RECORDED IN PLAT BOOK 36, PAGE 98, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

BEGINNING AT THE NORTHEAST CORNER OF SAID TRACT “C”, RUN THENCE SOUTH 00°49’51” WEST ALONG THE EAST BOUNDARY OF SAID TRACT “C”, 225.94 FEET TO A POINT ON A CURVE; THENCE ALONG THE SOUTHERLY BOUNDARY OF SAID TRACT “C” FOR THE FOLLOWING THREE (3) COURSES; 1) SOUTHWESTERLY, 56.41 FEET ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 48.00 FEET AND A CENTRAL ANGLE OF 67°20’09” (CHORD BEARING SOUTH 57°09’46” WEST 53.22 FEET) TO A POINT OF TANGENCY; 2) NORTH 89°10’10” WEST, 108.78 FEET TO A POINT OF CURVATURE; 3) NORTHWESTERLY, 51.87 FEET ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 33.00 FEET AND A CENTRAL ANGLE OF 90°03’29” (CHORD BEARING NORTH 44°08’25” WEST, 46.69 FEET) TO A POINT OF TANGENCY; THENCE NORTH 00°53’19” EAST, ALONG THE WEST BOUNDARY OF SAID TRACT “C” AND TRACT “D” 227.59 FEET; THENCE SOUTH 89°06’53” EAST, 185.84 FEET, ALONG A LINE 5 FEET NORTH OF AND PARALLEL TO THE SOUTHERLY BOUNDARY OF SAID TRACT “D”; THENCE SOUTH 00°49’51” WEST, ALONG THE EAST BOUNDARY OF SAID TRACT “D”, 5.00 FEET TO THE POINT OF BEGINNING.

SAID PARCEL ALSO BEING DESCRIBED AS: ALL OF TRACT “C”, AND THE SOUTHERLY 5 FEET OF TRACT “D”, OF NAPLES LAKE SHOPPING CENTER, AS RECORDED IN PLAT BOOK 36, PAGE 98, OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA.

LESS AND EXCEPT:

A PORTION OF TRACT C AND THE SOUTH 5.00 FEET OF THE EAST 3.30 FEET OF TRACT D, NAPLES LAKES SHOPPING CENTER , AS RECORDED IN PLAT BOOK 36, PAGES 98 THROUGH 99 OF THE PUBLIC RECORDS OF COLLIER COUNTY, FLORIDA; BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF TRACT C OF SAID NAPLES LAKES SHOPPING CENTER, SAID POINT ALSO BEING THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY LINE OF TRACT R-1 AND THE WESTERLY RIGHT-OF-WAY LINE OF COLLIER BOULEVARD AND THE BEGINNING OF A CURVE TO THE RIGHT, OF WHICH THE RADIUS POINT LIES NORTH 66°29’27” WEST, A RADIAL

DISTANCE OF 48.00 FEET AND HAVING A CHORD BEARING OF SOUTH 45°19’39” WEST, A CHORD DISTANCE OF 35.68 FEET; THENCE SOUTHWESTERLY ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF TRACT R-1 AND THE ARC, THROUGH A CENTRAL ANGLE OF 43°38’09”, A DISTANCE OF 36.56 FEET; THENCE LEAVING SAID LINE NORTH 00°50’44” EAST, A DISTANCE OF 11.27 FEET; THENCE NORTH 29°59’50” EAST, A DISTANCE OF 27.18 FEET; THENCE NORTH 03°35’37” EAST, A DISTANCE OF 176.22 FEET; THENCE NORTH 00°51’26” EAST, A DISTANCE OF 45.38 FEET TO THE NORTHERLY LINE OF THE SOUTH 5.00 FEET OF SAID TRACT D; THENCE SOUTH 89°06’00” EAST ALONG SAID LINE, A DISTANCE OF 3.30 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF COLLIER BOULEVARD; THENCE SOUTH 00°50’44” WEST ALONG SAID LINE, A DISTANCE OF 230.94 FEET TO THE POINT OF BEGINNING.

EXHIBIT “A-15”

6879 US Hwy 98 West, Santa Rosa Beach, FL 32459 (Destin (DSC))

Real property in the County of Walton, State of Florida, described as follows:

THE WEST 175 FEET OF LOT 33, SECTION 31, TOWNSHIP 2 SOUTH, RANGE 20 WEST, SANTA ROSA PLANTATION COMPANY SUBDIVISION, AS RECORDED IN PLAT BOOK 2, AT PAGE 4, OF THE PUBLIC RECORDS OF WALTON COUNTY, FLORIDA. LESS THAT PORTION FOR STATE ROAD 30 (U.S. HIGHWAY 98).

ALSO DESCRIBED AS (AS SURVEYED LEGAL):

BEGINNING AT THE SOUTHWEST CORNER OF LOT 33, SANTA ROSA PLANTATION COMPANY SUBDIVISION, AS RECORDED IN PLAT BOOK 2, AT PAGE 4 OF THE PUBLIC RECORDS OF WALTON COUNTY, FLORIDA; THENCE N 00°41’27” E, ALONG THE WEST LINE OF SAID LOT 33, A DISTANCE OF 258.27 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF U.S. HIGHWAY 98 AS NOW ESTABLISHED PER F.D.O.T. RIGHT OF WAY MAP F.P. # 2206371, PAGE 8, DATED MARCH 15, 1999; THENCE S 88°36’57” E, ALONG THE SOUTH RIGHT OF WAY LINE OF SAID U.S. HIGHWAY 98, A DISTANCE OF 175.00 FEET; THENCE S 00°41’27” W, A DISTANCE OF 258.07 FEET TO A POINT ON THE SOUTH LINE OF SAID LOT 33; THENCE N 88°40’56” W, ALONG SAID SOUTH LINE, A DISTANCE OF 175.00 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH THE FOLLOWING NON-EXCLUSIVE EASEMENTS:

DESCRIPTION: (AS WRITTEN)

WATER EASEMENT

COMMENCE AT THE SOUTHWEST CORNER OF LOT 33, SANTA ROSA PLANTATION COMPANY SUBDIVISION, AS RECORDED IN PLAT BOOK 2, AT PAGE 4, OF THE PUBLIC RECORDS OF WALTON COUNTY, FLORIDA; THENCE GO SOUTH 88°40’56” EAST, ALONG THE SOUTH LINE OF SAID LOT 33, A DISTANCE OF 175.00 FEET; THENCE DEPARTING SAID SOUTH LINE, GO NORTH 00°41’27” EAST, A DISTANCE OF 195.81 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE NORTH 00°41’27” EAST, A DISTANCE OF 27.95 FEET; THENCE GO NORTH 46°23’03” EAST, A DISTANCE OF 13.97 FEET; THENCE GO NORTH 00°41’27” EAST, A DISTANCE OF 34.43 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF STATE ROAD 30 (U.S. HIGHWAY 98, R/W VARIES); THENCE GO SOUTH 88°36’57” EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 20.00 FEET; THENCE DEPARTING SAID SOUTHERLY RIGHT-OF-WAY LINE, GO SOUTH 00°41’27” WEST, A DISTANCE OF 42.61 FEET; THENCE GO SOUTH 46°23’03” WEST, A DISTANCE OF 41.92 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

DESCRIPTION: (AS WRITTEN)

ACCESS EASEMENT

COMMENCE AT THE SOUTHWEST CORNER OF LOT 33, SANTA ROSA PLANTATION COMPANY SUBDIVISION, AS RECORDED IN PLAT BOOK 2, AT PAGE 4 OF THE PUBLIC RECORDS OF WALTON COUNTY, FLORIDA; THENCE GO SOUTH 88°40’56” EAST, ALONG THE SOUTH LINE OF SAID LOT 33, A DISTANCE OF 175.00 FEET; THENCE DEPARTING SAID SOUTH LINE, GO NORTH 00°41’27” EAST, A DISTANCE OF 154.94 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE NORTH 00°41’27” EAST, A DISTANCE OF 38.00 FEET; THENCE GO SOUTH 88°37’30” EAST, A DISTANCE OF 112.44 FEET; THENCE GO NORTH 01°23’03” EAST, A DISTANCE OF 75.10 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF STATE ROAD 30 (U.S. HIGHWAY 98, R/W VARIES); THENCE GO SOUTH 88°36’57” EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 38.00 FEET; THENCE DEPARTING SAID SOUTHERLY RIGHT-OF-WAY LINE, GO SOUTH 01°23’03” WEST, A DISTANCE OF 113.09 FEET; THENCE GO NORTH 88°37’30” WEST, A DISTANCE OF 149.98 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

DESCRIPTION: (AS WRITTEN)

SEWER EASEMENT

COMMENCE AT THE SOUTHWEST CORNER OF LOT 33, SANTA ROSA PLANTATION COMPANY SUBDIVISION, AS RECORDED IN PLAT BOOK 2, AT PAGE 4 OF THE PUBLIC RECORDS OF WALTON COUNTY, FLORIDA; THENCE GO SOUTH 88°40’56” EAST, ALONG THE SOUTH LINE OF SAID LOT 33, A DISTANCE OF 175.00 FEET; THENCE DEPARTING SAID SOUTH LINE, GO NORTH 00°41’27” EAST, A DISTANCE OF 40.24 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE NORTH 00°41’27” EAST, A DISTANCE OF 15.02 FEET; THENCE GO SOUTH 86°02’04” EAST, A DISTANCE OF 326.36 FEET; THENCE GO NORTH 01°24’08” EAST, A DISTANCE OF 227.49 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF STATE ROAD 30 (U.S. HIGHWAY 98, R/W VARIES); THENCE GO SOUTH 88°36’57” EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 15.00 FEET; THENCE DEPARTING SAID SOUTHERLY RIGHT-OF-WAY LINE, GO SOUTH 01°24’08” WEST, A DISTANCE OF 243.18 FEET, THENCE GO NORTH 86°02’04” WEST, A DISTANCE OF 341.19 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED.

EXHIBIT “A-16”

7850 N. University Dr., Tamarac, FL 33321 (Tamarac (TMO))

Real property in the County of Broward, State of Florida, described as follows:

LOTS 18 AND 19, BLOCK 11, LYONS COMMERCIAL SUBDIVISION NO. 3, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 76, PAGE 31, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

EXHIBIT “A-17”

#2 Physicians Park Drive, Frankfort, KY 40601 (Frankfort, KY)

BEING LOT 3, AS SHOWN ON THE MINOR SUBDIVISION PLAT OF CAPITAL RADIATION THERAPY ASSOCIATES, DATED AUGUST 23, 2004, AND RECORDED IN PLAT CABINET G, PAGE 201 (ERRONEOUSLY REFERRED TO AS PAGE 301 IN THE DEED RECORDED IN DEED BOOK 515, PAGE 428 IN THE OFFICE OF THE FRANKLIN COUNTY CLERK, KENTUCKY), IN THE OFFICE OF THE FRANKLIN COUNTY CLERK, KENTUCKY; AND BEING THE SAME PROPERTY CONVEYED TO THERIAC ENTERPRISES OF FRANKFURT KENTUCKY, LLC, A FLORIDA LIMITED LIABILITY COMPANY, BY DEED DATED AUGUST 27, 2009 OF RECORD IN DEED BOOK 515, PAGE 428, IN THE OFFICE OF THE FRANKLIN COUNTY CLERK, KENTUCKY.

EXHIBIT “A-18”

52 North Pecos Road, Henderson, NV 89014 (Henderson (“VHO))

Real property in the City of Henderson, County of Clark, State of Nevada, described as follows:

PARCEL 1:

BEING A PORTION OF LOT 1, BLOCK 1 OF “VENTANA COMMERCIAL” (A OMMERCIALSUBDIVISION), IN THE CITY OF HENDERSON, COUNTY OF CLARK, STATE OF NEVADA AS PER MAP RECORDED IN BOOK 82, PAGE 40 OF PLATS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SITUATED IN THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 18,TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M., MORE PARTICULARLY DESCRIBED ASFOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 1, SAID POINT ALSO BEING ON THEEASTERLY RIGHT-OF-WAY LINE OF PECOS ROAD, BEING 50.00 FEET WIDE HALF STREET WIDTH AS DEDICATED PER FILE 36, PAGE 64 OF PARCEL MAPS; THENCE ALONG SAID LINE, NORTH 01°24.38” EAST, 73.00 FEET TO THE SOUTHERLY LINE OF LOT 13 AS PER FILE 95, PAGE 24 OF SURVEYS; THENCE ALONG THE SAID SOUTHERLY LINE THE FOLLOWING THREE (3) COURSES; SOUTH 88°35.22” EAST, 83.00 FEET; THENCE NORTH 01°24.38” EAST, 95.33 FEET; THENCE SOUTH 88°35.22” EAST, 139.50 FEET TO THE WESTERLY LINE OF LOT 10 AS PER FILE 97, PAGE 99 OF SURVEYS; THENCE ALONG SAID WESTERLY LINE, SOUTH 01°24.38” WEST, 31.50 FEET TO THE SOUTHERLY LINE OF SAID LOT 10; THENCE ALONG SAID SOUTHERLY LINE THE FOLLOWING FIVE (5) COURSES; SOUTH 88°35.22” EAST, 127.50 FEET; THENCE SOUTH 01°24.38” WEST, 67.83 FEET; THENCE SOUTH 88°35.22” EAST, 31.50 FEET; THENCE SOUTH 01°24.38” WEST, 4.00 FEET; THENCE SOUTH 88°35.22” EAST, 41.50 FEET TO THE WESTERLY LINE OF “VENTANA AT GREEN VALLEY SOUTH” AS PER MAP RECORDED IN BOOK 43, PAGE 47 OF PLATS; THENCE ALONG SAID WESTERLY LINE AND THE SOUTHERLY PROLONGATION THEREOF, SOUTH 01°24.38” WEST, 65.00 FEET TO THE NORTHERLY LINE “AMERICAN WEST LEGACY UNIT 8” AS PER MAP RECORDED IN BOOK 58, PAGE 37 OF PLATS, SAID LINE ALSO BEING THE SOUTHERLY LINE OF SAID LOT 1; THENCE ALONG SAID LINE, NORTH 88°35.22” WEST, 315.08 FEET TO A POINT OF CURVATURE; THENCE DEPARTING SAID NORTHERLY LINE AND CONTINUING ALONG SAID SOUTHERLY LINE, NORTHWESTERLY, ALONG THE ARC OF A CURVE TO THE RIGHT, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 99.00 FEET, THROUGH A CENTRAL ANGLE OF 33°33.26”, AN ARC DISTANCE OF 57.98 FEET TO A POINT OF REVERSE CURVATURE TO WHICH A RADIAL LINE BEARS, SOUTH 34°58.04” WEST; THENCE NORTHWESTERLY, ALONG THE ARC OF A CURVE TO THE LEFT, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 51.00 FEET, THROUGH ACENTRAL ANGLE OF 33°33.26”, AN ARC DISTANCE OF 29.87 FEET TO A POINT OF COMPOUND CURVATURE TO WHICH A RADIAL LINE BEARS NORTH 01°24.38” EAST; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE TO THE LEFT, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 25.00 FEET,

THROUGH A CENTRAL ANGLE OF 90°00.0”, AN ARC DISTANCE OF 39.27 FEET TO THE POINT OF BEGINNING. SAID PARCEL BEING LOT 11 AS SHOWN ON RECORD OF SURVEY IN FILE 98 OF SURVEYS, PAGE 95, RECORDED DECEMBER 3, 1998 IN BOOK 981203 AS DOCUMENT NO. 01575 OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED DECEMBER 08, 1999 IN BOOK 991208 AS INSTRUMENT NO. 0134 OF OFFICIAL RECORDS.

PARCEL 2:

LOT A OF VENTANA AT GREEN VALLEY SOUTH ON FILE IN BOOK 43 OF PLATS, PAGE 47 IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

PARCEL 3:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS, ACCESS AS CONTAINED IN THAT CERTAIN “RECIPROCAL JOINT DRIVEWAY EASEMENT” RECORDED MARCH 24, 1998 IN BOOK 980324 AS DOCUMENT NO. 01528 OF OFFICIAL RECORDS.

PARCEL 4:

A NON-EXCLUSIVE RECIPROCAL EASEMENT FOR ACCESS, INGRESS AND EGRESS, FOR VEHICULAR AND PEDESTRIAN TRAFFIC AS CONTAINED IN THAT CERTAIN “DECLARATION OF RESTRICTIONS AND GRANT OF EASEMENTS” RECORDED MARCH 24, 1998 IN BOOK 980324 AS DOCUMENT NO. 01529 OF OFFICIAL RECORDS AND ANY AMENDMENTS RECORDED THERETO.

EXHIBIT “A-19”

6160 S. Fort Apache Road, Las Vegas, NV 88109 (Ft. Apache (FAN))

Real property in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

A PORTION OF LOT 1 AS SHOWN BY MAP ENTITLED APACHE / PATRICK COMMERCIAL CENTER A COMMERCIAL SUBDIVISION IN BOOK 112, PAGE 68 OF PLATS AND AMENDED BY THAT CERTAIN CERTIFICATE OF AMENDMENT RECORDED JUNE 08, 2004 IN BOOK 20040608 AS INSTRUMENT NO. 05195 OF OFFICIAL RECORDS IN THE CLARK COUNTY RECORDERS OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE WEST HALF (W 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 32, TOWNSHIP 21 SOUTH, RANGE 60 EAST, M.D.M. CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID LOT 1; THENCE ALONG THE EAST LINE THEREOF, NORTH 00°47’48” EAST, A DISTANCE OF 151.05 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 89°17’22” WEST, A DISTANCE OF 286.58 FEET; THENCE NORTH 02°05’39” EAST, A DISTANCE OF 145.61 FEET; THENCE NORTH 00°49’16” EAST, A DISTANCE OF 1.56 FEET; THENCE NORTH 89°17’22” EAST, A DISTANCE OF 283.28 FEET; THENCE SOUTH 00°47’48” WEST, A DISTANCE OF 147.05 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH EASEMENTS RIGHTS CREATED PURSUANT TO THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND OF CERTAIN RECIPROCAL RIGHTS AND EASEMENTS RECORDED 11/18/2003 IN BOOK 20031118, AS INSTRUMENT NO. 01808 NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION PREVIOUSLY APPEARED IN THAT CERTAIN RECORD OF SURVEY FILED IN FILE 133 OF SURVEYS, PAGE 3, RECORDED SEPTEMBER 15, 2003 IN BOOK 20030915 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA, AS DOCUMENT NO. 01254.

EXHIBIT “A-20”

187 Skylar Dr., Fairlea, WV 24902 (Fairlea (FWV))

ALL THAT CERTAIN LOT OR PARCEL OF REAL ESTATE, TOGETHER WITH ANY BUILDINGS AND IMPROVEMENTS LOCATED THEREON AND THE EASEMENTS AND APPURTENANCES THEREUNTO BELONGING, SITUATE IN FORT SPRING DISTRICT, GREENBRIER COUNTY, WEST VIRGINIA, WHICH REAL ESTATE ACCORDING TO SURVEY THEREOF MADE ON JUNE 18, 1998, BY N. EUGENE KELLY, L.L.S., AND AS SHOWN ON A MAP OR PLAT OF THE SAME WHICH IS ATTACHED TO AND HEREBY MADE A PART OF THIS DEED, IS MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A 1” IRON PIPE SET IN THE SOUTHEASTERN RIGHT-OF-WAY OF GRAYSTONE LANE; THENCE WIT GRAYSTONE LANE N 34° 45’ 17” E 200.04 FEET TO A 1” IRON PIPE SET; THENCE LEAVING GRAYSTONE LANE AND THROUGH THE PROPERTY OF GRAY ROCK, INCORPORATED, S 55° 14’ 43” E 163.31 FEET TO A 1” IRON PIPE SET; THENCE CONTINUING THROUGH GRAY ROCK, INCORPORATED, IN PART, AND WITH NATIONAL HEALTH CARE, IN PART, S 34° 45’ 17” W 200.04 FEET (PASSING A ¾” IRON PIPE FOUND, BEING THE NORTHWEST CORNER OF NATIONAL HEALTH CARE, AT 73.55 FEET) TO A 1” IRON PIPE SET; THENCE LEAVING NATIONAL HEALTH CARE AND THROUGH GRAY ROCK, INCORPORATED, N 55° 14’ 43” W 163.31 FEET TO THE PLACE OF BEGINNING, CONTAINING 0.75 ACRE, MORE OR LESS”, TOGETHER WITH THE RIGHT TO USE JOINTLY WITH OTHERS AN EASEMENT FOR INGRESS AND EGRESS BETWEEN THIS REAL ESTATE AND DAVIS-STUART ROAD, S.L.S. ROUTE NO. 37, OVER A PRIVATE STREET DESIGNATED AS GRAYSTONE LANE WHICH HAS BEEN FORMERLY REFERRED TO A S 30’ R/W ON A PLAT TITLED “PLAT SHOWING THE PROPERTY OF GREYROCK, INC.” OF RECORD IN THE OFFICE OF THE CLERK OF THE COUNTY COMMISSION OF GREENBRIER COUNTY, WEST VIRGINIA, IN RECORD OF MAPS BOOK NO. 4, PLAT A-39.

AND BEING THE SAME PROPERTY CONVEYED TO THERIAC ENTERPRISES OF GREENBRIER WEST VIRGINIA, LLC, A FLORIDA LIMITED LIABILITY COMPANY, BY DEED DATED JULY 11, 2008, FROM RADIATION ONCOLOGY MANAGEMENT, LLC, A WEST VIRGINIA LIMITED LIABILITY COMPANY, OF RECORD IN THE AFORESAID CLERK’S OFFICE IN DEED BOOK 522, AT PAGE 428.

EXHIBIT “B”

INTENTIONALLY OMITTED

B-1

EXHIBIT “C”

FAIR MARKET VALUE

“Fair Market Value” or “Fair Market Rent” means the fair market value (or fair market rent, as applicable) of the Premises or applicable portion thereof on a specified date as agreed to by the parties, or failing such agreement within ten (10) days after such date, as established pursuant the following appraisal process. Each party shall within ten (10) days after written demand by the other select one MAI Appraiser to participate in the determination of Fair Market Value or Fair Market Rent, as applicable. For all purposes under this Master Lease, the Fair Market Value shall be the fair market value of the Premises or applicable portion thereof unencumbered by this Master Lease. Within ten (10) days after such selection, the MAI Appraisers so selected by the parties shall select a third (3rd) MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the Fair Market Value (or, as applicable, Fair Market Rent) of the Premises or applicable portion thereof within thirty (30) days after the selection of the third appraiser. To the extent consistent with sound appraisal practices as then existing at the time of any such appraisal, and if requested by Landlord, such appraisal shall be made on a basis consistent with the basis on which the Premises or applicable portion thereof were appraised at the time of their acquisition by Landlord. Tenant shall pay the fees and expenses of any MAI Appraiser retained pursuant to this Exhibit.

If either party fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the fair market value (or, as applicable, fair market rent) of the Premises or applicable portion thereof in accordance with the provisions of this Exhibit and the Fair Market Value (or Fair Market Rent) so determined shall be binding upon the parties. If the MAI Appraisers selected by the parties are unable to agree upon a third (3rd) MAI Appraiser within the time period set forth in the foregoing paragraph, either party shall have the right to apply at Tenant’s expense to the presiding judge of the court of original trial jurisdiction in the county in which the Premises or applicable portion thereof are located to name the third (3rd) MAI Appraiser.

Within five (5) days after completion of the third (3rd) MAI Appraiser’s appraisal, all three (3) MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the fair market value (or, as applicable, fair market rent) of the Premises or applicable portion thereof. If a majority are unable to determine the fair market value (or fair market rent) at such meeting, the three (3) appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the Fair Market Value (or, as applicable, Fair Market Rent). If, however, either or both of the low appraisal or the high appraisal are more than ten percent (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be such Fair Market Value (or, as applicable, Fair Market Rent). If both the lower appraisal and higher appraisal are disregarded as provided herein, the middle appraisal shall be such Fair Market Value (or Fair Market Rent). In any event, the result of the foregoing appraisal process shall be final and binding.

C-1

“MAI Appraiser” shall mean an appraiser licensed or otherwise qualified to do business in the state(s) where the Premises or applicable portion thereof are located and who has substantial experience in performing appraisals of facilities similar to the Premises or applicable portion thereof and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.

C-2

EXHIBIT “D”

PERMITTED EXCEPTIONS

Real property taxes and assessments.

Any matters shown as title exceptions in the ALTA Owner’s Policy of Title Insurance obtained by Landlord in connection with its acquisition of the Premises.

Such other matters burdening the Premises which were created with the consent or knowledge of Landlord or arising out of Landlord’s acts or omissions.

D-1

EXHIBIT “E”

CERTAIN DEFINITIONS

For purposes of this Master Lease, the following terms and words shall have the specified meanings:

ENVIRONMENTAL DEFINITIONS

“Environmental Activities” shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release or disposal of any Hazardous Materials at any time to or from any portion of the Premises or located on or present on or under any portion of the Premises.

“Hazardous Materials” shall mean (a) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants as to which liability or standards of conduct are imposed under Hazardous Materials Laws, which pose a hazard to any portion of the Premises or to Persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (b) asbestos in any form which is friable; (c) urea formaldehyde in foam insulation or any other form; (d) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (e) medical wastes and biohazards; (f) radon gas; and (g) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority because of its dangerous or deleterious properties or characteristics or would pose a hazard to the health and safety of the occupants of any portion of the Premises or the owners and/or occupants of property adjacent to or surrounding any portion of the Premises, including, without limitation, any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) as amended from time to time.

“Hazardous Materials Claims” shall mean any and all enforcement, clean-up, removal or other governmental or regulatory actions, claims or orders threatened, completed or instituted pursuant to any Hazardous Material Laws, together with all claims made or threatened by any third party against any portion of the Premises, Landlord or Tenant relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

“Hazardous Materials Laws” shall mean any laws, ordinances, regulations, rules having the force and effect of law, or orders relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters.

OTHER DEFINITIONS

“Affiliate” shall mean with respect to any Person, any other Person which Controls, is Controlled by or is under common Control with the first Person.

E-1

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which national banks in the City of New York, New York, or in the municipality wherein the Facility is located are closed.

“CC&R’s” shall mean covenants, conditions and restrictions, declarations, or similar use, maintenance or ownership obligations encumbering or binding upon the real property comprising any Facility, and including, without limitation, any corporate or organizational documents for any association described therein.

“Control” shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, voting control, by contract or otherwise.

“Consumer Price Index or CPI” shall mean the Consumer Price index as now published by the U.S. Bureau of Labor Statistics under the caption: “United States City Average for Urban Wage Earners and Clerical Workers All Items,” or any revision or equivalent thereof hereafter published by that Bureau, or if there ceases to be any such publication, any substantially equivalent Price Index generally recognized as authoritative, designated by Landlord.

“Medical Waste” shall mean all medical waste as defined by California Health and Safety Code §117690, as amended or supplemented. If a Situs State has a comparable statute that defines “medical waste” or a comparable term, Medical Waste for purposes of all Facilities in such Situs State shall have the meaning set forth in such statute.

“Person” shall mean any individual, partnership, association, corporation, limited liability company or other entity.

E-2

EXHIBIT “F”

FINANCIAL, MANAGEMENT AND REGULATORY REPORTS

Tenant shall keep adequate records and books of account with respect to the finances and business of Tenant generally and with respect to the Premises, in accordance with generally accepted accounting principles (“GAAP”) consistently applied.

During the Term, Tenant shall deliver to Landlord, prior to one hundred twenty (120) days after the close of each fiscal year of Tenant, Guarantor or any Resulting Guarantor annual audited financial statements of Tenant, Guarantor or any Resulting Guarantor, commencing with the fiscal year including the date of commencement of the Term, certified by a nationally recognized firm of independent certified public accountants. in addition, Tenant shall also furnish to Landlord prior to sixty (60) days after the end of each of the three remaining quarters, unaudited financial statements and all other quarterly reports of Tenant, Guarantor or any Resulting Guarantor, certified by their respective chief financial officers, and all filings, if any, of Form 10-K, Form 10-Q and other required filings with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, or any other law.

If, for whatever reason, the financial results of Tenant do not appear, or are not included, in the consolidated financial statements required to be provided to Landlord pursuant to the foregoing paragraph, then Tenant shall also deliver to Landlord Tenant’s financial statements meeting the same requirements and within the same timeframes as required for Holdings pursuant to the foregoing paragraph.

All financial statements shall be prepared in accordance with GAAP consistently applied. All annual financial statements shall be accompanied (i) by an opinion of the accounting firm preparing such statements stating that (A) there are no qualifications as to the scope of the audit and (B) the audit was performed in accordance with GAAP and (ii) by the affidavit of the president or a vice president (or officer, director or manager of a similar position) of Tenant, dated within five (5) days after the delivery of such statement, stating that (C) the affiant knows of no Event of Default, or event which, upon notice or the passage of time or both, would become an Event of Default which has occurred and is continuing hereunder or, if any such event has occurred and is continuing, specifying the nature and period of existence thereof and what action Tenant has taken or proposes to take with respect thereto and (D) except as otherwise specified in such affidavit, that to affiant’s knowledge Tenant has fulfilled all of its obligations under this Master Lease which are required to be fulfilled on or prior to the date of such affidavit. All financial statements shall be sent via email to Landlord at such email address which Landlord shall, in writing, direct.

On or before the date that is sixty (60) days after the end of each calendar quarter, Tenant shall deliver to Landlord quarterly profit and loss reports concerning the Business at each Facility and the combined Facilities in this Master Lease. Such reports shall be in substantially the same form as delivered by Tenant to Landlord in connection with Landlord’s acquisition of

F-1

the Premises and shall contain a level of detail reasonably satisfactory to Landlord. Such reports shall be sent via email to Landlord at such email address which Landlord shall, in writing, direct.

Tenant shall furnish to Landlord within fifteen (15) days after receipt written notice of any of the following: (i) any material violation of any federal, state, or local licensing or reimbursement certification statute or regulation, including Medicare or Medicaid, (ii) any suspension, termination or restriction placed on Tenant or any portion of the Premises or the operation of any portion of the Business which would have a material adverse effect on the operation of the Business at a Facility, and (iii) any material violation of any permit, approval or certification in connection with any portion of the Premises or any portion of the Business, by any federal, state, or local authority, including Medicare or Medicaid, if applicable.

Tenant shall, on or before the date that is seventy-five (75) days after the beginning of each fiscal year of Holdings, provide Landlord with an annual operating budget covering the operations of Holdings for the forthcoming fiscal year. If, for whatever reason, the operating budget of Holdings would not include and cover the operations of Tenant for the forthcoming fiscal year, then Tenant shall deliver to Landlord, within sixty (60) days after the beginning of Tenant’s fiscal year, an annual operating budget covering the operations of Tenant for such fiscal year.

F-2

EXHIBIT “G”

SALE ALLOCATION

		Allocation
8991 Brighton Ln, Bonita Springs, FL	$461,030	$5,740,450.00
2234 Colonial Blvd, Fort Myers, FL	$312,051	$11,935,828.27
601 Redstone Ave., West, Crestview, FL	$243,601	$4,957,435.21
6879 U.S. Hwy 98 West, Santa Rosa Beach, FL	$374,461	$2,685,277.40
1026 Mar Walt Dr., N.W., Fort Walton Beach, FL	$338,223	$4,715,315.75
52 North Pecos Rd., Henderson, NV	$264,740	$3,495,828.52
1120 Lee Blvd., Lehigh Acres, FL	$264,740	$3,004,791.42
7850 North University Dr., Tamarac, FL	$188,237	$2,562,387.40
7751 Baymeadows Rd. E, Jacksonville, FL	$600,950	$6,841,051.41
187 Skylar Dr., Fairlea, WV	$172,131	$2,719,268.26
2 Physicians Park Dr., Frankfort, KY	$90,595	$1,861,537.81
2270 Colonial Blvd., Fort Myers, FL	$1,584,413	$24,755,276.93
860 Parkview Dr. N, El Segundo, CA	$854,617	$6,259,546.36
8625 Collier Blvd, Naples, FL	$539,547	$4,196,040.10
6555 Cortez Rd., Bradenton, FL	$318,096	$3,716,507.60
6160 S. Fort Apache Rd., Ft. Apache, NV	$466,068	$3,641,204.78
6310 Health Pkwy, Bradenton, FL	$816,020	$10,200,000.00
77-840 Flora Rd., Palm Desert, CA	$513,372	$3,641,204.78
58295 29 Palms Hwy, Yucca Valley, CA	$402,648	$6,400,739.13
40055 Bob Hope Dr., Suite B, Rancho Mirage, CA	$571,752	$3,886,461.86
		$117,216,153.00
Purchase Price	$117,216,153

G-1

EXHIBIT H

IMMEDIATE REPAIRS

Property:	Description of Repairs:
IMMEDIATE REPAIRS

SHORT-TERM REPAIRS
SEE DESCRIPTION OF REPAIRS, PHASE 1 RECOMMENDATIONS AND OTHER DESCRIPTIONS IN ATTACHED SUMMARY

	Property Address	City	State	Zip Code	Description of Repairs	Phase I recommends
	860					Additional file review for impact
	Parkview					of the releases associated with	EMG engaged to review
	Drive North,					historical Rockwell International	“closed” file re storage
1	Units A&B	El Segundo	CA	90245		facility. $190 per/hr. engaged.	tanks.
	5829 29
	Palms
2	Highway	Yucca Valley	CA	92284		NFA
	40055 Bob	Rancho
3	Hope Drive	Mirage	CA	92270		NFA
	77-840 Flora					obtain permit for xray
4	Road	Palm Desert	CA	92211		developing fluid disposal
					-Add van
					accessible
	6879 US				parking &
	Highway 98	Santa Rosa			replace
5	West	Beach	FL	32549	dumpster gate.	NFA
	601
	Redstone				Add van
	Avenue				accessible
6	West	Crestview	FL	32536	parking	NFA

					Add van
	1026 Mar				accessible
	Walt Drive,	Fort Walton			parking & paint
7	NW	Beach	FL	32547	exterior walls	NFA
	6160 S. Fort
8	Apache Road	Las Vegas	NV	88109	N/A	NFA

					Add van
					accessible
					parking
					space/sign,		Expired building permit
	52 North				replace hot		(electrical) being
9	Pecos Road	Henderson	NV	89014	water heater.	NFA	addressed.
	7850
	University				Replace
10	Drive	Tamarac	FL	33321	Condensing	NFA
					Unit

					Add Van
	2234				Accessible
11	Colonial Blvd	Ft. Myers	FL	33907	parking space	NFA
					with sign

	2270				Add (2) Van
12	Colonial Blvd	Ft. Myers	FL	33907	Accessible	NFA
					parking spaces
					with signs		EMG recommends the
							Project complete and
							submit a Manatee
							County Govt.
							Wastewater Discharge
							Permit App to the MC
							Govt Utilites
							Wastewater
							Compliance Diviision to
						T complete and submit a	verify the disposal of
						Manatee County Govt.	waste x-ray developing
					Add Van	Wastewater Permit appliaction	fluids does not require a
					Accessible	to MC govt utilities wastewater	permit to discharge into
	6555 Cortez				parking space	compliance division. (see	the public sewer
13	Road	Bradenton	FL	34201	with sign	report)	system.

	Property Address	City	State	Zip Code	Description of Repairs	Phase I recommends
	6310 Health
	Parkway
	Units 100 &	Lakewood
14	200	Ranch	FL	34202		NFA
					Add van
					accessible
					parking
					space/sign,
					wrap drain
					pipes below
					sink (ADA),
					EFIS repair rear
					wall, mold and
					leaking water
					pipe in
					developer
					room. Also,		Follow up on mold
					seal and		correction remediation
					striping due		can be conducted by
					to non-		properly trained
	187 Skylar				conforming		building maintenance
15	Drive	Fairlea	WV	24902	status.	See Mold notes in report	staff.
					Add van
					accessible
					parking
	7751				space/sign,
	Baymeadows				seal coat &
16	RD. E	Jacksonville	FL	32256	restriping.	NFA
					Add van
					accessible
					parking
					space/sign,
					repair
					downspouts.
					Also relocate
					sign and
	#2 Physicians				dumpster		Zoning violations are
17	Park Drive	Frankfort	KY	40601	(zoning issue).	NFA	being addressed minor.
					Add van
					accessible
	8625 Collier				parking
18	Blvd	East Naples	FL	34114	space/sign.	NFA
					Add van
	8991				accessible
	Brighton				parking
19	Lane	Bonita Springs	FL	34135	space/sign.	NFA
					Add van
					accessible
	1120 Lee				parking
20	Blvd	Lehigh Acres	FL	33936	space/sign.	NFA

EXHIBIT I

Form of Subordination Agreement

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

              THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the “Agreement”) is made as of the          day of                    , 20       by and between:

having an address at

(“Lender”),

and

having an address at

(“Tenant”).

RECITALS:

A.                                    Tenant is the holder of a leasehold estate in a portion of those certain premises located in the City of          , County of          , State of              , and more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Property”) under and pursuant to the provisions of a certain lease dated           , between             , a             , as landlord, and               , as tenant (the “Lease”); and

B.                                                      is the current owner in fee simple of the Property and the landlord under the Lease (“Landlord”); and

C.                                    Lender is the agent for lenders which have made a loan or are about to make a loan to Carter/Validus Operating Partnership, LP, a Delaware limited partnership, as borrower (“Borrower”) evidenced or to be evidenced by one or more promissory notes made by Borrower to the order of such lenders (as amended, restated, replaced, consolidated, supplemented or otherwise modified from time to time, collectively, the “Note”) and secured or to be secured by that certain Mortgage/Deed to Secure Debt/Deed of Trust and Security Agreement (as the same may be modified, amended or restated from time to time, the “Security Instrument”) and that certain Assignment of Leases and Rents (as the same may be modified, amended or restated from time to time, the “Assignment of Rents”) granted by Landlord to or for the benefit of Lender and encumbering the Property; and

D.                                    Tenant has agreed to subordinate the Lease to the Security Instrument and to the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

AGREEMENT:

For good and valuable consideration, Tenant and Lender agree as follows:

1.                                      SUBORDINATION. The Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the terms, covenants and provisions of the Security Instrument and to the lien thereof, including without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby and advances made thereunder with the same force and effect as if the Security Instrument had been executed, delivered and recorded prior to the execution and delivery of the Lease.

2.                                      NON-DISTURBANCE. If any action or proceeding is commenced by Lender for the foreclosure of the Security Instrument or the sale of the Property, Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not result in the termination of the Lease or disturb the Tenant’s possession or use of the premises demised thereunder, and the sale of the Property in any such action or proceeding and the exercise by Lender of any of its other rights under the Note or the Security Instrument shall be made subject to all rights of Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant’s part to be observed or performed beyond any applicable notice or grace period.

3.                                      ATTORNMENT. If Lender or any other subsequent purchaser of the Property shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument (Lender or such other purchaser being hereinafter referred as “Purchaser”), and the conditions set forth in Section 2 above have been met at the time Purchaser becomes owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Purchaser and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Purchaser and Purchaser by virtue of such acquisition of the Property shall be deemed to have agreed to accept such attornment, whereupon, subject to the observance and performance by Tenant of all the terms, covenants and conditions of the Lease on the part of Tenant to be observed and performed, Purchaser shall recognize the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term with the same force and effect as if Purchaser were the lessor under the Lease subject to the terms of Section 4 of this Agreement; provided, however, that Purchaser shall not be:

3.1                               liable for any past act, omission, neglect, default or breach of representation or warranty of any prior landlord (any such prior landlord, including Landlord and any successor landlord, being hereinafter referred to as a “Prior Landlord”), provided that so long as Purchaser has received written notice and a reasonable opportunity to cure, the foregoing shall not limit Purchaser’s obligations under the Lease to correct any conditions that (i) existed as of the date Purchaser became the owner of the Property, and (ii) violate Purchaser’s obligations under the Lease; provided further, however, that the foregoing shall not obligate Purchaser for any damages arising from such past act, omission, neglect, default or breach of representation or warranty of any Prior Landlord;

3.2                               subject to any offsets, defenses, abatements or counterclaims which shall have accrued in favor of Tenant against any Prior Landlord prior to the date upon which Purchaser shall become the owner of the Property;

3.3                               liable for the return of rental security deposits, if any, paid by Tenant to any Prior Landlord in accordance with the Lease unless such sums are actually received by Purchaser;

3.4                               bound by any obligation which may appear in the Lease to perform any improvement work to the Property;

3.5                               bound by any obligation which may appear in the Lease to pay any sum of money to Tenant;

3.6                               bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one (1) month in advance to any Prior Landlord unless (i) such sums are actually received by Purchaser or (ii) such prepayment shall have been expressly approved of by Purchaser;

3.7                               bound by any agreement terminating or amending or modifying the rent, term, commencement date or other material term of the Lease, or any voluntary surrender of the premises demised under the Lease, made without Lender’s or Purchaser’s prior written consent prior to the time Purchaser succeeded to Landlord’s interest; or

3.8                               responsible for the making of repairs in or to the Property in the case of damage or destruction to the Property or any part thereof due to fire or other casualty or by reason of condemnation unless Purchaser is obligated under the Lease to make such repairs and Purchaser receives insurance proceeds or condemnation awards sufficient to finance the completion of such repairs.

3.9                               In the event that any liability of Purchaser does arise pursuant to this Agreement, such liability shall be limited and restricted to Purchaser’s interest in the Property and shall in no event exceed such interest.

4.                                      NOTICE TO TENANT. After notice is given to Tenant by Lender that an Event of Default (as defined in the Security Instrument) exists under the Security Instrument and that the rentals under the Lease should be paid to Lender pursuant to the terms of the Assignment of Rents, Tenant shall thereafter pay to Lender or as directed by the Lender, all rentals and all other monies due or to become due to Landlord under the Lease and Landlord hereby expressly authorizes Tenant to make such payments to Lender and hereby releases and discharges Tenant from any liability to Landlord on account of any such payments.

5.                                      NOTICE TO LENDER AND RIGHT TO CURE. Tenant agrees to simultaneously notify Lender by certified mail, return receipt requested, with postage prepaid, of any default on the part of Landlord under the Lease which would entitle Tenant to cancel or terminate the Lease or abate or reduce the rent payable thereunder, and Tenant further agrees that, notwithstanding any provisions of the Lease, no cancellation or termination of the Lease and no abatement or reduction of the rent payable thereunder shall be effective unless Lender has received notice of the same and has failed within forty-five (45) days after both Lender’s receipt of said notice and the time when Lender shall have become entitled under the Security Instrument (as hereinafter defined) to remedy the same, to commence to cure the default which gave rise to the cancellation or termination of the Lease or abatement or reduction of the rent payable thereunder and thereafter diligently prosecutes such cure to completion, provided that in the event Lender cannot commence such cure without possession of the Property, no cancellation or termination of the Lease and no abatement or reduction of the rent payable thereunder shall be effective if Lender commences judicial or non-judicial proceedings to obtain possession within such period and thereafter diligently prosecutes such efforts and cure to completion. In addition, if such default is not susceptible of cure by Lender and Lender obtains possession of the Property, such default shall be waived. Notwithstanding the foregoing, Lender shall have no obligation to cure any default by Landlord except as provided in Section 3 in the event Lender shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument.

6.                                      NOTICES. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

If to Tenant:

Attention:

If to Lender:

Attention:

With a copy to:

Attention:

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 6, the term “Business Day” shall mean a day on which commercial banks are not authorized or required by law to close in the state where the Property is located. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

7.                                      SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Lender, Tenant and Purchaser and their respective successors and assigns.

8.                                      GOVERNING LAW. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of            and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of           .

9.                                      MISCELLANEOUS. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

LENDER:

By:
Name:
Its:

[INSERT NOTARY BLOCK FOR APPLICABLE STATE]

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TENANT:

a

By:
Name:
Its:

[INSERT NOTARY BLOCK FOR APPLICABLE STATE]

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

The undersigned hereby joins in the execution of this Agreement in order to evidence its acceptance of, and agreement to, the provisions of Section 4 hereof.

[INSERT NOTARY BLOCK FOR APPLICABLE STATE]

[ATTACH EXHIBIT A LEGAL DESCRIPTION]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT J

Lenders, Purchase Money Equipment Financiers, Equipment Lessors and Other Lienholders

Address		Leased Assets	Lessor
1	8991 Brighton Ln, Bonita Springs, FL	Varian Clinac iX (s/n 5525)	GE Health care Finance / CapX Partners
		Varian Trilogy (s/n 1247)	GE Health care Finance / CapX Partners
2	6555 Cortez Rd., Bradenton, FL	GE LightSpeed Plus CT Scanner (s/n 264762CN6)	Banc of America Leasing & Capital LLC
3	2234 Colonial Blvd, Fort Myers, FL	Various Dell Equipment	Dell Financial Services
		Various Cisco Equipment	Cisco Capital Corporation
4	601 Redstone Ave., West, Crestview, FL	Varian Clinac iX (s/n 3913)	CIT Finance
5	6879 U.S. Hwy 98 West, Santa Rosa Beach, FL
6	8625 Collier Blvd, Naples, FL	Varian Clinac iX (s/n 5528)	CIT Finance
7	1026 Mar Walt Dr., N.W., Fort Walton Beach, FL	Varian Clinac iX (s/n 1013)	GE Healthcare Finance / CapX Partners
8	52 North Pecos Rd., Henderson, NV	Varian Clinac iX (s/n 4221)	GE Healthcare Finance / CapX Partners
9	1120 Lee Blvd., Lehigh Acres, FL	Varian Trilogy (s/n 1258)	GE Healthcare Finance / CapX Partners
10	6160 S. Fort Apache Rd., Ft. Apache, NV	n/a	n/a
11	77-840 Flora Rd., Palm Desert, CA	Varian Clinac iX (s/n 1060)	GE Healthcare Finance / CapX Partners
12	7850 North University Dr., Tamarac, FL	n/a	n/a
13	7751 Baymeadows Rd. E, Jacksonville, FL	Tomotherapy (s/n 210)	CIT Finance
15	187 Skylar Dr., Fairlea, WV	n/a	n/a
16	58295 29 Palms Hwy, Yucca Valley, CA	n/a	n/a
17	40055 Bob Hope Dr., Suite B, Rancho Mirage, CA	Tomothe rapy (s/n 125)	GE Healthcare Finance / CapX Partners
18	2 Physicians Park Dr., Frankfort, KY	n/a	n/a
19	2270 Colonial Blvd., Fort Myers, FL	n/a	n/a

J-2

EXHIBIT “K”

FORMS OF NOTICES OF NONRESPONSIBILITY

See attached;

[Must be recorded THREE DAYS after earlier of execution date and effective date of the First Restated Master Lease AND a copy of the recorded Notice must be served on Tenant within 10 days after recordation AND a copy of the recorded Notice must be served on Tenant’s prime contractor(s) within 10 days after Tenant enters into contract with prime contractor OR THE NOTICE WILL NOT BE VALID]

K-1

APN:

WHEN RECORDED, MAIL TO:

HC-52 North Pecos Road, LLC

c/o HCP-RTS, LLC

4890 W. Kennedy Boulevard, Suite 650

Tampa, FL 33609

Attn: Lisa Drummond

The undersigned hereby affirm(s) that this document, including any exhibits, submitted for recording does not contain the social security number of any person or persons. (Per NRS 239B.030)

NOTICE OF NONRESPONSIBILITY

TO WHOM IT MAY CONCERN:

PURSUANT TO Nevada Revised Statutes (“NRS”) 108.234, NOTICE IS HEREBY GIVEN THAT:

1.             The undersigned is the owner (“Disinterested Owner”) of certain real property situate in Clark County, Nevada, described in Exhibit “1” hereto and the improvements thereon (the “Property”). The Disinterested Owner’s address is:

HC-52 North Pecos Road, LLC

c/o HCP-RTS, LLC

4890 W. Kennedy Boulevard, Suite 650

Tampa, FL 33609

Attn: Lisa Drummond

The name and address of the person who may cause the work of improvement to be constructed, altered or repaired is:

[Tenant]
Attn.:

2.             As of the          day of                                       , 20     , the undersigned, as “Landlord” entered into an Amended and Restated Master Lease (“Lease”) with                                                , as “Tenant”, wherein the undersigned leased the Property to Tenant.

3.             As of the          day of                                       , 20     , the undersigned first learned that Tenant intends to or may commence causing a work of improvement to be constructed, altered, or repaired on the Property.

4.             The undersigned will not be responsible for any work of improvement being constructed, altered, or repaired on the Property at the instance or request of Tenant or any materials to be supplied therefor, nor in any manner be liable for the cost thereof; nor may any interest of the undersigned in the Property be the subject of any mechanics liens or lien therefor.

5.             The Disinterested Owner has notified Tenant in writing that Tenant must comply with NRS 108.2403 and 108.2407.

Dated this                   day of                  , 20 .

Disinterested Owner:

HC-52 North Pecos Road, LLC, a Delaware limited liability company

By: Carter/Validus Operating

Partnership, LP, a Delaware limited

partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a

Maryland corporation, its General Partner

By:
Name:
Title:

STATE OF	)
) ss.
COUNTY OF	)

This instrument was acknowledged before me on                                      , 20          , by                   , as                                 of Carter Validus Mission Critical REIT, Inc., a Maryland corporation, General Partner of Carter/Validus Operating Partnership, LP, a Delaware limited partnership, the Sole Member of HC-52 North Pecos Road, LLC, a Delaware limited liability company.

Notary Public
My Commission Expires:

Exhibit “1”

to

NOTICE OF NONRESPONSIBILITY

Legal Description of Property

52 North Pecos Road, Henderson, NV 89014 (Henderson (“VHO))

[Insert notice as to preparer of legal description or reference to prior recorded instrument with the same legal description:                                                                                                                                                                                                       ]

Real property in the City of Henderson, County of Clark, State of Nevada, described as follows:

PARCEL ONE (1):

BEING A PORTION OF LOT 1, BLOCK 1 OF “VENTANA COMMERCIAL” (A COMMERCIAL SUBDIVISION), IN THE CITY OF HENDERSON, COUNTY OF CLARK, STATE OF NEVADA AS PER MAP RECORDED IN BOOK 82, PAGE 40 OF PLATS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SITUATED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SITUATED IN THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 18, TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M., MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 1, SAID POINT ALSO BEING ON THE EASTERLY RIGHT-OF-WAY LINE OF PECOS ROAD, BEING 50.00 FEET WIDE HALF STREET WIDTH AS DEDICATED PER FILE 36, PAGE 64 OF PARCEL MAPS; THENCE ALONG SAID LINE, NORTH 01°24’38” EAST, 73.00 FEET TO THE SOUTHERLY LINE OF LOT 13 AS PER FILE 95, PAGE 24 OF SURVEYS; THENCE ALONG THE SAID SOUTHERLY LINE THE FOLLOWING THREE (3) COURSES; SOUTH 88°35’22” EAST, 83.00 FEET; THENCE NORTH 01°24’38” EAST, 95.33 FEET; THENCE SOUTH 88°35’22” EAST, 139.50 FEET TO THE WESTERLY LINE OF LOT 10 AS PER FILE 97, PAGE 99 OF SURVEYS; THENCE ALONG SAID WESTERLY LINE, SOUTH 01°24’38” WEST, 31.50 FEET TO THE SOUTHERLY LINE OF SAID LOT 10; THENCE ALONG SAID SOUTHERLY LINE THE FOLLOWING FIVE (5) COURSES; SOUTH 88°35’22” EAST, 127.50 FEET; THENCE SOUTH 01°24’38” WEST, 67.83 FEET; THENCE SOUTH 88°35’22” EAST, 31.50 FEET; THENCE SOUTH 01°24’38” WEST, 4.00 FEET; THENCE SOUTH 88°35’22” EAST, 41.50 FEET TO THE WESTERLY LINE OF “VENTANA AT GREEN VALLEY SOUTH” AS PER MAP RECORDED IN BOOK 43, PAGE 47 OF PLATS; THENCE ALONG SAID WESTERLY LINE AND THE SOUTHERLY PROLONGATION THEREOF, SOUTH 01°24’38” WEST, 65.00 FEET TO THE NORTHERLY LINE “AMERICAN WEST LEGACY UNIT 8” AS PER MAP RECORDED IN BOOK 58, PAGE 37 OF PLATS, SAID LINE ALSO BEING THE SOUTHERLY LINE OF SAID LOT 1; THENCE ALONG SAID LINE, NORTH 88°35’22” WEST, 315.08 FEET TO A POINT OF CURVATURE; THENCE DEPARTING SAID NORTHERLY LINE AND

CONTINUING ALONG SAID SOUTHERLY LINE, NORTHWESTERLY, ALONG THE ARC OF A CURVE TO THE RIGHT, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 99.00 FEET, THROUGH A CENTRAL ANGLE OF 33°33’26”, AN ARC DISTANCE OF 57.98 FEET TO A POINT OF REVERSE CURVATURE TO WHICH A RADIAL LINE BEARS, SOUTH 34°48’04” WEST; THENCE NORTHWESTERLY, ALONG THE ARC OF A CURVE TO THE LEFT, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 51.00 FEET, THROUGH A CENTRAL ANGLE OF 33’33’26”, AN ARC DISTANCE OF 29.87 FEET TO A POINT OF COMPOUND CURVATURE TO WHICH A RADIAL LINE BEARS NORTH 01°24’38” EAST; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE TO THE LEFT, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 25.00 FEET, THROUGH A CENTRAL ANGLE OF 90°00’0”, AN ARC DISTANCE OF 39.27 FEET TO THE POINT OF BEGINNING.

SAID PARCEL BEING LOT 11 AS SHOWN ON RECORD OF SURVEY IN FILE 98 OF SURVEYS, PAGE 95, RECORDED DECEMBER 3, 1998 IN BOOK 981203 AS DOCUMENT NO. 01575 OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

PARCEL TWO (2):

LOT A OF VENTANA AT GREEN VALLEY SOUTH ON FILE IN BOOK 43 OF PLATS, PAGE 47 IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

PARCEL 3:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS, ACCESS AS CONTAINED IN THAT CERTAIN “RECIPROCAL JOINT DRIVEWAY EASEMENT” RECORDED MARCH 24, 1998 IN BOOK 980324 AS DOCUMENT NO. 01528 OF OFFICIAL RECORDS.

PARCEL 4:

A NON-EXCLUSIVE RECIPROCAL EASEMENT FOR ACCESS, INGRESS AND EGRESS, FOR VEHICULAR AND PEDESTRIAN TRAFFIC AS CONTAINED IN THAT CERTAIN “DECLARATION OF RESTRICTIONS AND GRANT OF EASEMENTS” RECORDED MARCH 24, 1998 IN BOOK 980324 AS DOCUMENT NO. 01529 OF OFFICIAL RECORDS.

WHEN RECORDED, MAIL TO:

HC-6160 S. Fort Apache Road, LLC

c/o HCP-RTS, LLC

4890 W. Kennedy Boulevard, Suite 650

Tampa, FL 33609

Attn: Lisa Drummond

The undersigned hereby affirm(s) that this document, including any exhibits, submitted for recording does not contain the social security number of any person or persons. (Per NRS 239B.030)

NOTICE OF NONRESPONSIBILITY

TO WHOM IT MAY CONCERN:

PURSUANT TO Nevada Revised Statutes (“NRS”) 108.234, NOTICE IS HEREBY GIVEN THAT:

1.             The undersigned is the owner (“Disinterested Owner”) of certain real property situate in Clark County, Nevada, described in Exhibit “1” hereto and the improvements thereon (the “Property”). The Disinterested Owner’s address is:

HC-6160 S. Fort Apache Road, LLC

c/o HCP-RTS, LLC

4890 W. Kennedy Boulevard, Suite 650

Tampa, FL 33609

Attn: Lisa Drummond

The name and address of the person who may cause the work of improvement to be constructed, altered or repaired is:

[Tenant]
Attn.:

2.             As of the             day of                                , 20      , the undersigned, as “Landlord” entered into an Amended and Restated Master Lease (“Lease”) with                                               , as “Tenant”, wherein the undersigned leased the Property to Tenant.

3.             As of the             day of                                , 20      , the undersigned first learned that Tenant intends to or may commence causing a work of improvement to be constructed, altered, or repaired on the Property.

4.             The undersigned will not be responsible for any work of improvement being constructed, altered, or repaired on the Property at the instance or request of Tenant or any materials to be supplied therefor, nor in any manner be liable for the cost thereof; nor may any interest of the undersigned in the Property be the subject of any mechanics liens or lien therefor.

5.             The Disinterested Owner has notified Tenant in writing that Tenant must comply with NRS 108.2403 and 108.2407.

Dated this                day of                                        , 20               .

Disinterested Owner:

HC-6160 S. Fort Apache Road, LLC, a Delaware limited liability company

By: Carter/Validus Operating

Partnership, LP, a Delaware limited

partnership, its Sole Member

By: Carter Validus Mission Critical REIT, Inc., a

Maryland corporation, its General Partner

By:
Name:
Title:

STATE OF	)
) ss.
COUNTY OF	)

This instrument was acknowledged before me on                                          , 20         , by                                , as                        of Carter Validus Mission Critical REIT, Inc., a Maryland corporation, General Partner of Carter/Validus Operating Partnership, LP, a Delaware limited partnership, the Sole Member of HC-6160 S. Fort Apache Road, LLC, a Delaware limited liability company.

Notary Public
My Commission Expires:

Exhibit “1”

to

NOTICE OF NONRESPONSIBILITY

Legal Description of Property

6160 S. Fort Apache Road, Las Vegas, NV 89148 (Ft. Apache (FAN))

[Insert notice as to preparer of legal description or reference to prior recorded instrument with the same legal description:                                                                                                                                                                                                        ]

Real property in the City of Las Vegas, County of Clark, State of Nevada, described as follows:

A PORTION OF LOT 1 AS SHOWN BY MAP THEREOF IN BOOK 112, PAGE 68 OF PLATS IN THE CLARK COUNTY RECORDERS OFFICE, CLARK COUNTY, NEVADA, LYING WITHIN THE WEST HALF (W 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 32, TOWNSHIP 21 SOUTH, RANGE 60 EAST, M.D.M. CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID LOT 1; THENCE ALONG THE EAST LINE THEREOF, NORTH 00°47’48” EAST, A DISTANCE OF 151.05 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 89’17’22” WEST, A DISTANCE OF 286.58 FEET; THENCE NORTH 02°05’39” EAST, A DISTANCE OF 145.61 FEET; THENCE NORTH 00°49’16” EAST, A DISTANCE OF 1.56 FEET; THENCE NORTH 89°17’22” EAST, A DISTANCE OF 283.28 FEET; THENCE SOUTH 00°47’48” WEST, A DISTANCE OF 147.05 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION PREVIOUSLY APPEARED IN THAT CERTAIN RECORD OF SURVEY FILED IN FILE 133 OF SURVEYS, PAGE 3, RECORDED SEPTEMBER 15, 2003 IN BOOK 20030915 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA, AS DOCUMENT NO. 01254.

ALSO DESCRIBED AS (AS SURVEYED LEGAL DESCRIPTION):

PARCEL 1:

LOT 1 OF A SUBDIVISION OF A PORTION OF THE WEST HALF (W 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 32, TOWNSHIP 21 SOUTH, RANGE 60 EAST, M.D.M. CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SOUTHWEST QUARTER; THENCE SOUTH 00°49’16” WEST, A DISTANCE OF 91.28 FEET; THENCE SOUTH

89°10’44” EAST, A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING; SAID POINT ALSO BEING THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHEAST, OF WHICH THE RADIAL LINE BEARS SOUTH 89°10’44” EAST, AND A RADIUS OF 54.00 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE, A DISTANCE OF 83.39 FEET THROUGH A CENTRAL ANGLE OF 88°28’58”; THENCE NORTH 89°18’14” EAST, A DISTANCE OF 235.55 FEET; THENCE SOUTH 00°47’48” WEST, A DISTANCE OF 637.91 FEET; THENCE SOUTH 89°17’22” WEST A DISTANCE OF 288.41 FEET; THENCE NORTH 00’49’16’ EAST, A DISTANCE OF 585.40 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AS CREATED BY THAT CERTAIN “DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND OF CERTAIN RECIPROCAL RIGHTS AND EASEMENTS” RECORDED NOVEMBER 18, 2003 IN BOOK 20031118, AS INSTRUMENT NO. 01808 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

SCHEDULE 1

Schedule of Rentable Square Footage

Radiation Therapy / Theriac

				Total
				Rentable
				Square
Site No.	Location	Address	Owner/Landlord	Footage
1	El Segundo	860 Park-view Dr. N El Segundo, CA 90245 Units A and B	HC-860 Parkview Drive North, Units A&B, LLC, a Delaware limited liability company	12,163
2	Palm Desert (PSC)	77-840 Flora Road Palm Desert, CA 92211	HC-77-840 Flora Road, LLC, a Delaware limited liability company	6,1963
3	Rancho Mirage (RMC)	40055 Bob Hope Drive Suite B Rancho Mirage, CA 92270 (Units A, B, L and K)	HC-40055 Bob Hope Drive, LLC, a Delaware limited liability company	7,432
4	Yucca Valley, CA	58295 29 Palms Hwy. Yucca Valley, CA 92284	HC-58295 29 Palms Highway, LLC, a Delaware limited liability company	12,240
5	Bonita Springs (BNO)	8991 Brighton Lane Bonita Springs, FL 34135	HC-8991 Brighton Lane, LLC, a Delaware limited liability company	9,800
6	Bradenton (BAO)	6555 Cortez Road Bradenton, FL 34201	HC-6555 Cortez, LLC, a Delaware limited liability company	7,107
7	Lakewood Ranch (LWF)	Lakewood Ranch MOB II 6310 Health Parkway Bradenton, FL 34202 (Condo Units 100 (8,993 SF) and 200 (1,724 SF))	HC-6310 Health Parkway, Units 100 & 200 LLC, a Delaware limited liability company	10,919
8	Crestview — new (CRO)	601 Redstone Ave. W. Crestview, FL 32536	HC-601 Redstone Avenue West, LLC, a Delaware limited liability company	5,685
9	CBO II	2270 Colonial Blvd. Fort Myers, FL 33907	HC-2270 Colonial Blvd., LLC, a Delaware limited liability company	47,089
10	Colonial	2234 Colonial Blvd. Fort Myers, FL 33907	HC-2234 Colonial Blvd., LLC, a Delaware limited liability company	32,148
11	Fort Walton Beach (FWB)	1026 Mar Wait Dr., NW Fort Walton Beach, FL	HC-1026 Mar Walt Drive NW, LLC, a Delaware limited liability company	9,017

S-1

				Total
				Rentable
				Square
Site No.	Location	Address	Owner/Landlord	Footage
12	Jacksonville (JVF)	7751 Baymeadows Rd. East Jacksonville, FL 32256	HC-7751 Baymeadows Rd. E., LLC, a Delaware limited liability company	8,243
	Jacksonville	7751 Baymeadows Rd. East Jacksonville, FL 32256	HC-7751 Baymeadows Rd. E., LLC, a Delaware limited liability company	2,339
	Jacksonville	7751 Baymeadows Rd. East Jacksonville, FL 32256	HC-7751 Baymeadows Rd. E., LLC, a Delaware limited liability company	2,500
13	Lehigh Acres (LAO)	1120 Lee Boulevard Lehigh Acres, FL 33936	HC-1120 Lee Boulevard, LLC, a Delaware limited liability company	5,746
14	East Naples (ENF)	8625 Collier Blvd. Naples, FL 34114	HC-8625 Collier Blvd., LLC, a Delaware limited liability company	8,024
15	Destin (DSC)	6879 US Hwy 98 West Santa Rosa Beach, FL 32459	HC-6879 US Highway 98 West, LLC, a Delaware limited liability company	5,000
16	Tamarac (TMO)	7850 N. University Dr. Tamarac, FL 33321	HC-7850 North University Drive, LLC, a Delaware limited liability company	4,900
17	Frankfort, KY	#2 Physicians Park Drive Frankfort, KY 40601	HC-#2 Physicians Park Dr., LLC, a Delaware limited liability company	4,000
18	Henderson (VHO)	52 North Pecos Road Henderson, NV 89014	HC-52 North Pecos Road, LLC, a Delaware limited liability company	6,685
19	Ft. Apache (FAN)	6160 S. Fort Apache Road Las Vegas, NV 88109	HC-6160 S. Fort Apache Road, LLC, a Delaware limited liability company	6,963
20	Fairlea (Greenbrier) (FWV)	187 Skylar Dr. Fairlea, WV 24902	HC-187 Skylar Drive, LLC, a Delaware limited liability company	5,200

NOTE: Sites 9 and 10 are RTS’ corporate offices — other buildings are RTS treatment centers

S-2